SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                         PRINCIPAL INVESTORS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                                 April 18, 2005


Dear Shareholder:

     The Board of Directors of Principal Investors Fund, Inc. ("PIF") has called a special meeting of the shareholders of all the separate series or funds of PIF (the "Funds") for May 26, 2005. The purpose of the meeting is to elect the Board of Directors of PIF and to consider a number of other matters, some of which relate to all the Funds and some of which relate only to certain Funds.

     The matters which relate to all the Funds include proposals to reclassify the stated investment objective of each Fund from a "fundamental" investment policy, which may not be changed without shareholder approval, to a "non-fundamental" investment policy which may be changed by the Board without shareholder approval, and to amend the Articles of Incorporation of PIF to permit the Board, without shareholder approval, to designate a class of shares of a Fund as a separate Fund and to approve combinations of Funds under certain limited circumstances. These proposals are intended to enhance the flexibility of the Board to respond quickly to changing economic and market conditions and to new investment management opportunities.

     The matters which relate only to certain Funds include approving agreements appointing new sub-advisors or sub-sub-advisors for those Funds.

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy ballot for the shares of each Fund owned by you as of March 31, 2005, the record date for the meeting. Please read these materials carefully. In order for your shares to be voted at the meeting, you are urged promptly to complete and mail your proxy ballot in the enclosed postage-paid envelope, allowing sufficient time for its receipt by May 25, 2005.

     If you have questions regarding the meeting or your account, please call our shareholder services department toll-free at 1-800-247-4123.

                                    Sincerely,

                                    /s/RALPH C. EUCHER
                                    Ralph C. Eucher
                                    President and Chief Executive Officer

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Bond & Mortgage Securities Fund              Partners LargeCap Value Fund
Capital Preservation Fund                    Partners LargeCap Value Fund I
Disciplined LargeCap Blend Fund              Partners LargeCap Value Fund II
Diversified International Fund               Partners MidCap Growth Fund
Government Securities Fund                   Partners MidCap Growth Fund I
High Quality Intermediate-Term Bond Fund     Partners MidCap Growth Fund II
High Quality Long-Term Bond Fund             Partners MidCap Value Fund
High Quality Short-Term Bond Fund            Partners MidCap Value Fund I
High Yield Fund                              Partners SmallCap Blend Fund
Inflation Protection Fund                    Partners SmallCap Growth Fund I
International Emerging Markets Fund          Partners SmallCap Growth Fund II
International Growth Fund                    Partners SmallCap Growth Fund III
LargeCap Growth Fund                         Partners SmallCap Value Fund
LargeCap S&P 500 Index Fund                  Partners SmallCap Value Fund I
LargeCap Value Fund                          Partners SmallCap Value Fund II
MidCap Blend Fund                            Preferred Securities Fund
MidCap Growth Fund                           Principal LifeTime Strategic Income Fund
MidCap S&P 400 Index Fund                    Principal LifeTime 2010 Fund
MidCap Value Fund                            Principal LifeTime 2020 Fund
Money Market Fund                            Principal LifeTime 2030 Fund
Partners Global Equity Fund                  Principal LifeTime 2040 Fund
Partners International Fund                  Principal LifeTime 2050 Fund
Partners LargeCap Blend Fund                 Real Estate Securities Fund
Partners LargeCap Blend Fund I               SmallCap Blend Fund
Partners LargeCap Growth Fund                SmallCap Growth Fund
Partners LargeCap Growth Fund I              SmallCap S&P 600 Index Fund
Partners LargeCap Growth Fund II             SmallCap Value Fund


To the Shareholders:

     A special meeting of shareholders of all of the Funds of PIF will be held at 680 8th Street, Des Moines, Iowa 50392-0200 on May 26, 2005, at 2:00 p.m. Central Daylight Time. The meeting is being held to consider and vote on the following matters as well as any other issues that properly come before the meeting and any adjournments:

     1.   Election of Board of Directors (all Funds).

     2.   Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:

          2A. With Columbus Circle Investors for the LargeCap Growth Fund and for the MidCap Growth Fund (applies only to the LargeCap Growth and the MidCap Growth Funds).

          2B. With Barrow, Hanley, Mewhinney & Strauss for the MidCap Value Fund (applies only to the MidCap Value Fund).

          2C. With Spectrum Asset Management, Inc. for the Bond & Mortgage Securities Fund (applies only to Bond & Mortgage Securities
               Fund).

          2D. With Post Advisory Group, LLC for the Bond & Mortgage Securities Fund (applies only to Bond & Mortgage Securities Fund).

          2E.  With  Spectrum  Asset  Management,  Inc.  for  the  High  Quality
               Intermediate-Term   Bond  Fund  (applies  only  to  High  Quality
               Intermediate-Term Bond Fund).

          2F. With Post Advisory Group, LLC for the Capital Preservation Fund (applies only to Capital Preservation Fund).

     3. Approval of reclassifying the investment objective of each Fund as a "nonfundamental policy" which may be changed without shareholder approval (all Funds).

     4. Approval of Amendments to the Articles of Incorporation of PIF to authorize the Board of Directors, without shareholder approval to:

          4A.  Approve combinations of Funds (all Funds);

          4B. Liquidate the assets attributable to a Fund or a class of shares and terminate the Fund or class of shares (all Funds); and

          4C. Designate a class of shares of a Fund as a separate Fund (all Funds),all for purposes of facilitating future combinations of Funds that the Board of Directors determines are in the best interests of the affected shareholders.

     5. Approval of a proposal to permit the Manager to select and contract with sub-advisors for certain Funds after approval by the Board of Directors but without obtaining shareholder approval (applies only to the Bond & Mortgage Securities, Capital Preservation, Diversified International, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International Emerging Markets, International Growth, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds).

     6. Approval of changes to the fundamental investment restriction of the Funds that deals with borrowing (all Funds).

     The close of business on March 31, 2005 is the record date for the meeting and any adjournments. Shareholders as of that date are entitled to notice of and to vote at the meeting.

     Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you need to return all of the Proxy Ballots. To save your Fund from incurring the cost of additional solicitations, please review the materials and vote today.



                                          For the Board of Directors



                                          /s/ A.S. FILEAN
                                          A.S. Filean
                                          Senior Vice President and Secretary

                                          Dated:   April 18, 2005

                         PRINCIPAL INVESTORS FUND, INC.



                      -------------------------------------




                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005



                      -------------------------------------




                                 April 18, 2005


                                TABLE OF CONTENTS
                                                                                                                         Page
Introduction.............................................................................................................
Voting Information.......................................................................................................
Proposal 1             Election of Board of Directors....................................................................
Proposal 2             Approval of a Sub-Advisory or Sub-Sub-Advisory Agreement:
         2A            --With Columbus Circle Investors for the LargeCap Growth Fund and
                         for the MidCap Growth Fund......................................................................
         2B            --With Barrow, Hanley, Mewhinney & Strauss for the MidCap Value
                         Fund............................................................................................
         2C and 2D     --With Spectrum Asset Management, Inc. and Post Advisory Group, LLC
                         for the Bond & Mortgage Securities Fund.........................................................
         2E            --With Spectrum Asset Management, Inc. for the High Quality Intermediate-Term Bond Fund
         2F            --With Post Advisory Group, LLC for the Capital Preservation Fund.................................
Proposal 3             Approval of reclassifying the investment objective of each Fund as a "nonfundamental policy"
                       which may be changed without shareholder approval.................................................
Proposal 4             Approval of Amendments to the Fund's Articles of Incorporation to authorize the Board of
                       Directors, without shareholder approval, to:
         4A            --Approve combinations of Funds...................................................................
         4B            --Liquidate the assets attributable to a Fund or a class of shares and terminate the Fund or class of shares.................................................................................
         4C            --Designate a class of shares of a Fund as a separate Fund........................................
                         all for purposes of facilitating future combinations of Funds that the Board of Directors determines are in the best interests of the affected shareholders
Proposal 5             Approval of a proposal to permit the Manager to select and contract with sub-advisors for certain Funds after approval by the Board of Directors but without obtaining shareholder approval..........................................................................................
Proposal 6             Approval of changes to the fundamental investment restriction of the Funds that deal with
                       Borrowing.........................................................................................
Other Matters

Appendix A             Outstanding Shares and Share Ownership............................................................
Appendix B             Audit and Nominating Committee Charter............................................................
Appendix C             Form of Sub-Advisory Agreement with CCI...........................................................
Appendix D             Form of Sub-Advisory Agreement with BHMS..........................................................
Appendix E             Form of Sub-Sub-Advisory Agreement................................................................
Appendix F             Additional Information About the Manager, Principal Global and the Proposed New Sub-Advisors
                       and Sub-Sub-Advisors..............................................................................
Appendix G             Stated Investment Objectives of the Funds.........................................................

                         PRINCIPAL INVESTORS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200


                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005


                                  INTRODUCTION

     Principal Investors Fund, Inc. ("PIF" or "we") will hold a special shareholders meeting (the "Meeting") on May 26, 2005, at 2:00 p.m. Central Daylight Time, at 680 8th Street, Des Moines, Iowa 50392-0200. This Proxy Statement and the accompanying form of proxy ballot are first being sent to shareholders on or around April 18, 2005.

     PIF is a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). PIF is a "series" mutual fund and currently offers the following 54 separate series or funds (the "Funds"):

Bond & Mortgage Securities Fund              Partners LargeCap Value Fund
Capital Preservation Fund                    Partners LargeCap Value Fund I
Disciplined LargeCap Blend Fund              Partners LargeCap Value Fund II
Diversified International Fund               Partners MidCap Growth Fund
Government Securities Fund                   Partners MidCap Growth Fund I
High Quality Intermediate-Term Bond Fund     Partners MidCap Growth Fund II
High Quality Long-Term Bond Fund             Partners MidCap Value Fund
High Quality Short-Term Bond Fund            Partners MidCap Value Fund I
High Yield Fund                              Partners SmallCap Blend Fund
Inflation Protection Fund                    Partners SmallCap Growth Fund I
International Emerging Markets Fund          Partners SmallCap Growth Fund II
International Growth Fund                    Partners SmallCap Growth Fund III
LargeCap Growth Fund                         Partners SmallCap Value Fund
LargeCap S&P 500 Index Fund                  Partners SmallCap Value Fund I
LargeCap Value Fund                          Partners SmallCap Value Fund II
MidCap Blend Fund                            Preferred Securities Fund
MidCap Growth Fund                           Principal LifeTime Strategic Income Fund
MidCap S&P 400 Index Fund                    Principal LifeTime 2010 Fund
MidCap Value Fund                            Principal LifeTime 2020 Fund
Money Market Fund                            Principal LifeTime 2030 Fund
Partners Global Equity Fund                  Principal LifeTime 2040 Fund
Partners International Fund                  Principal LifeTime 2050 Fund
Partners LargeCap Blend Fund                 Real Estate Securities Fund
Partners LargeCap Blend Fund I               SmallCap Blend Fund
Partners LargeCap Growth Fund                SmallCap Growth Fund
Partners LargeCap Growth Fund I              SmallCap S&P 600 Index Fund
Partners LargeCap Growth Fund II             SmallCap Value Fund

     The sponsor of PIF is Principal Life Insurance Company ("Principal Life"), the investment adviser is Principal Management Corporation (the "Manager") and the principal underwriter is Princor Financial Services Corporation ("Princor"). Principal Global Investors LLC ("Principal Global") is the sub-advisor for many of the Funds. Principal Life, an insurance company organized in 1879 under the laws of the state of Iowa, the Manager, Princor and Principal Global are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. Their address is Principal Financial Group, Des Moines, Iowa 50392-0200.

     The Meeting is being held to elect the Board of Directors of PIF  (Proposal
1) and to consider a number of other matters, some of which relate to all the Funds and some of which relate only to specified Funds. The matters which relate to all the Funds are proposals to:

     (i) reclassify the investment objective of each of the Funds from a "fundamental" investment policy, which may not be changed without shareholder approval, to a "non-fundamental" investment policy which may be changed by the Board without shareholder approval (Proposal 3);

     (ii) amend the Articles of Incorporation of PIF to permit the Board, without shareholder approval: (a) to approve combinations involving the Funds; (b) to liquidate the assets attributable to a Fund or a class of shares thereof and terminate such Fund or class of shares; and (c) to designate a class of shares of a Fund as a separate Fund, all for purposes of facilitating future combinations of Funds that the Board determines are in the best interests of the affected shareholders (Proposal 4); and

     (iii)amend the fundamental investment restriction of each Fund with respect to borrowing to authorize each Fund to borrow to the maximum extent permitted by the 1940 Act (Proposal 6).

     The matters which relate to specified Funds are proposals to:

     (i) approve: (a) a sub-advisory agreement appointing Columbus Circle Investors ("CCI") as the new sub-advisor to the LargeCap Growth and MidCap Growth Funds (Proposal 2A);. (b) a sub-advisory agreement appointing Barrow, Hanley, Mewhinney & Strauss ("BHMS") as a new sub-advisor to the MidCap Value Fund (Proposal 2B); (c) sub-sub-advisory agreements appointing Spectrum Asset Management, Inc. ("Spectrum") and Post Advisory Group, LLC as sub-sub-advisors to the Bond & Mortgage Securities Fund (Proposals 2C and 2D); (d) a sub-sub-advisory agreement appointing Spectrum as the sub-sub-advisor to the High Quality Intermediate-Term Bond Fund (Proposal 2E); and (e) a sub-sub-advisory agreement appointing Post as the sub-sub-advisor to the Capital Preservation Fund (Proposal 2F).

     (ii) permit the Manager to select and contract with sub-advisors (other than sub-advisors affiliated with the Manager), after approval by the Board but without shareholder approval, for the following: the LargeCap Growth, LargeCap Value, LargeCap S&P 500 Index, MidCap Blend, SmallCap Blend, Real Estate Securities, Bond & Mortgage Securities, Government Securities, Diversified International, High Quality Short-Term Bond, Money Market and International Emerging Markets Funds (Proposal 5).


                               VOTING INFORMATION

     Voting procedures. We are furnishing this Proxy Statement to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting of the Funds. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named on the ballot as proxies will vote your shares as you indicate on the proxy ballot or for approval of each matter for which there is no indication. If you change your mind after you send in the ballot, you may change or revoke your vote by writing to Principal Investors Fund, Inc. at the Principal Financial Group, Des Moines, Iowa 50392-0200.

     Please vote your shares by mailing the enclosed ballot and returning it in the enclosed postage paid envelope.

     Voting rights. Only shareholders of record at the close of business on March 31, 2005 (the "Record Date") are entitled to vote. The shareholders of each of the Funds will vote together on each proposal that we intend to submit to the shareholders of that Fund. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of the Fund you hold. Certain of the proposals require for approval the vote of a "majority of the outstanding voting securities," which is a term defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (a "Majority of the Outstanding Voting Securities").

     The number of votes eligible to be cast at the meeting with respect to each Fund as of the Record Date and other shareownership information are set forth in Appendix A to this Proxy Statement.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of each of the Funds outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve certain of the proposals may be determined with reference to a percentage of votes present at the meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

     Solicitation procedures. We intend to solicit proxies by mail. Officers or employees of PIF, the Manager or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, PIF will reimburse them for their out-of-pocket expenses.

     Expenses of the meetings. Except as may be otherwise noted below, the Funds will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. To avoid the cost of further solicitation, it is important for you to vote promptly.

                                   PROPOSAL 1

                       ELECTION OF THE BOARD OF DIRECTORS

                                   (All Funds)

     The Board has set the number of Directors at nine. Each Director will serve until the next meeting of shareholders or until a successor is elected and qualified. Unless you do not authorize it, your proxy will be voted in favor of the nine nominees listed below. All of the nominees currently serve as Directors.

     Each nominee has agreed to be named in this proxy statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the meeting, your proxy will be voted for the individuals recommended by the Board to fill the vacancies.

     The following table presents certain information regarding the current Directors of PIF, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Director in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Information is listed separately for those nominees who are "interested persons" (as defined in the 1940 Act) of the Fund (the "Interested Directors") and those nominees who are not interested persons of the Fund (the "Independent Directors"). All Directors serve as directors for each of the 24 investment companies (with a total of 106 portfolios or funds as of December 31, 2004) sponsored by Principal Life: PIF, the separate funds commonly and collectively known as the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. (collectively, the "Fund Complex").

                                            Independent Directors

Name, Address                Position(s) Held with PIF     Principal Occupation(s) During the    Other
and Age                                                    Past 5 Years                          Directorships Held
Elizabeth Ballantine         Director (since 2004),        Principal, EBA Associates             The McClatchy
1113 Basil Road              Member of Audit and           (consulting and investments)          Company
McLean, VA                   Nominating Committee
Age: 56
James D. Davis               Director (since 1997),        Retired.  Formerly, Vice President,   None
4940 Center Court            Member of Audit and           Deere & Company (machinery and
Bettendorf, IA               Nominating Committee          equipment)
Age: 71
Richard W. Gilbert           Director (since 1997),        President, Gilbert Communications,    Calamos Asset
5040 Arbor Lane, #302        Member of Audit and           Inc. (management advisory services)   Management, Inc.
Northfield, IL               Nominating Committee
Age: 64
Mark A. Grimmett             Director (since 2004),        Executive Vice President and CFO,     None
6310 Deerfield Avenue        Member of Audit and           since 2000, and prior thereto, Vice
San Gabriel, CA              Nominating Committee          President and CFO, Merle Norman
Age: 44                                                    Cosmetics, Inc. (manufactures and
                                                           distributes skin care and color
                                                           cosmetic products)

William C. Kimball           Director (since 1999),        Retired. Formerly, Chairman and       Casey's General
3094 104th                   Member of Audit and           CEO, Medicap Pharmacies Inc. (chain   Stores, Inc.
Urbandale, IA                Nominating Committee          of retail pharmacies)
Age: 57

Barbara A. Lukavsky          Director (since 1997),        President and CEO, Barbican           None
100 Market Street            Member of Audit and           Enterprises, Inc. (holding company
Des Moines, IA 50309         Nominating Committee,         for franchises in the cosmetics
Age: 64                      Member of Executive           industry)
                             Committee


                                            Interested Directors

Name, Address and Age          Position(s) Held with PIF   Positions with the Manager and Its    Other
                                                           Affiliates; Principal Occupation(s)   Directorships Held
                                                           During the Past 5 Years
John E. Aschenbrenner          Director (since 1998)       Director, the Manager and Princor     None
711 High Street                                            since 1998.  President, Insurance
Des Moines, Iowa 50392                                     and Financial Services, Principal
Age: 55                                                    Financial Group, Inc., since 2003.
                                                           Executive Vice President,
                                                           2000-2003, and prior thereto,
                                                           Senior Vice President, Principal
                                                           Life

Ralph C. Eucher                Director, President and     Director, President and Chief         None
711 High Street                Chief Executive Officer,    Executive Officer, the Manager and
Des Moines, Iowa 50392         Member of Executive         Princor since 1999.  Senior Vice
Age: 52                        Committee (since 1999)      President, since 2002, Vice
                                                           President, 1999-2002, and prior
                                                           thereto, Second Vice President,
                                                           Principal Life

Larry D. Zimpleman             Director, Chairman of the   Chairman and Director, the Manager    None
711 High Street                Board, Member of            and Princor since 2001.  President,
Des Moines, Iowa 50392         Executive Committee         Retirement and Investor Services,
Age: 53                        (since 2001)                Principal Financial Group, Inc.
                                                           since 2003.  Executive Vice
                                                           President, 2001-2003, and prior
                                                           thereto, Senior Vice President,
                                                           Principal Life


     During the last fiscal year of PIF, the Board of Directors held seven meetings. Each of the Directors of PIF attended 100% of the meetings of the Board and of the committees of which the Director was a member, except for two Directors who attended at least 85% of such meetings.

     Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 680 8th Street, Des Moines, Iowa 50392-0200. All communications addressed to the Board or to an individual Director received by PIF are forwarded to the full Board or to the individual Director.

Officers of PIF

     The following table presents certain information regarding the current officers of PIF, including their principal occupations which, unless specific dates are shown, are of more than five years duration. Officers serve at the pleasure of the Board of Directors.

                                         Officers

                                         Position(s) Held          Principal Occupation(s)
     Name, Address                       with PIF                  During the Past 5 Years
     and Age

     Craig L Bassett                     Treasurer (since 1993)    Vice President and Treasurer, Principal Life
     711 High Street
     Des Moines, Iowa 50392
     Age: 52

     Michael J. Beer                     Executive Vice            Executive Vice President and Chief Operating
     711 High Street                     President, Principal      Officer, the Manager and Princor
     Des Moines, Iowa 50392              Accounting Officer
     Age: 44                             (since 1993)

     David J. Brown                      Chief Compliance          Vice President, Product & Distribution
     711 High Street                     Officer (since 2004)      Compliance, Principal Life; Senior Vice
     Des Moines, Iowa 50392                                        President, the Manager, since 2004; Senior Vice
     Age: 44                                                       President, Princor, since 2003, and prior
                                                                   thereto, Vice President, the Manager and
                                                                   Princor

     Jill R. Brown                       Vice President and        Vice President and Chief Financial Officer,
     711 High Street                     Chief Financial Officer   Princor, since 2003, and prior thereto,
     Des Moines, Iowa 50392              (since 2003)              Assistant Financial Controller, Principal Life
     Age: 37

     Arthur S. Filean                    Senior Vice President     Senior Vice President, since 2000, and prior
     711 High Street                     and Secretary (since      thereto, Vice President, the Manager and
     Des Moines, Iowa 50392              1993)                     Princor
     Age: 66

     Ernest H. Gillum                    Vice President and        Vice President and Chief Compliance Officer, the
     711 High Street                     Assistant Secretary       Manager, since 2004, and prior thereto, Vice
     Des Moines, Iowa 50392              (since 1993)              President, Compliance and Product Development,
     Age: 49                                                       the Manager

     David W. Miles                      Senior Vice President     Senior Vice President--Product Development, the
     711 High Street                     (since 2005)              Manager and Princor, and Second Vice President,
     Des Moines, Iowa 50392                                        Principal Financial Group, Inc., since 2005,
     Age: 47                                                       and prior thereto, Executive Vice President,
                                                                   Amcore Financial, Inc. (banking)

     Layne A. Rasmussen                  Controller (since 1993)   Vice President and Controller - Mutual Funds, the Manager
     711 High Street
     Des Moines, Iowa 50392
     Age: 46

     Michael D. Roughton                 Counsel (since 1993)      Vice President and Senior Securities Counsel,
     711 High Street                                               Principal Financial Group, Inc.; Senior Vice
     Des Moines, Iowa 50392                                        President and Counsel, the Manager and Princor
     Age: 53                                                       and Counsel, Principal Global

Board Committees

     Audit and Nominating Committee. PIF has an Audit and Nominating Committee. Its members are identified above. All are Independent Directors. During the last fiscal year, the Committee met four times.

     The audit committee functions of the Committee include: (1) appointing, compensating, and conducting oversight of the work of the independent auditors;
(2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of PIF. The Committee also receives reports about accounting and financial matters affecting PIF.

     The nominating committee functions of the Committee include selecting and nominating all candidates who are not "interested persons" of PIF (as defined in the 1940 Act) for election to the Board. Generally, the Committee requests director nominee suggestions from the Committee members and management. In addition, the Committee will consider director candidates recommended by PIF shareholders. Recommendations should be submitted in writing to Principal Investors Fund, Inc. at 680 8th Street, Des Moines, Iowa 50392-0200. The Committee has not established any specific minimum qualifications for nominees. When evaluating a person as a potential nominee to serve as an independent director, the Committee will generally consider, among other factors: age; education; relevant business experience; geographical factors; whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a director; and whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an independent director. The Committee also meets personally with the nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board. The Board does not use regularly the services of any professional search firms to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

     The Board approved the Audit and Nominating Committee Charter on September 13, 2004. The Charter is not available on PIF's website. A copy of the Charter is attached as Appendix B to this Proxy Statement.

     Executive Committee. The Executive Committee is selected by the Board of Directors. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the last fiscal year, the Committee did not meet.

Compensation

     PIF does not pay any remuneration to its Directors who are employed by the Manager or its affiliates or to its officers who are furnished to PIF by the Manager and its affiliates pursuant to the Management Agreement. Each Director who is not an "interested person" received compensation for service as a member of the Boards of all investment companies sponsored by Principal Life based on a schedule that takes into account an annual retainer amount and the number of meetings attended. These fees and expenses are divided among the funds and portfolios based on their relative net assets.

     The following table provides information regarding the compensation received by the Independent Directors from PIF and from the Fund Complex during the fiscal year ended October 31, 2004. On that date, there were 24 funds in the Fund Complex. The Fund does not provide retirement benefits to any of the Directors.

    Director                         PIF                   Fund Complex
    --------                         ---                   ------------
Elizabeth Ballantine*                --                         --
James D. Davis                     $42,258                    $79,750
Richard W. Gilbert                 $42,258                    $79,750
Mark A. Grimmett**                 $35,560                    $64,093
William C. Kimball                 $42,258                    $79,750
Barbara A. Lukavsky                $42,258                    $79,750
---------------
* Ms. Ballantine did not become a Director until December 2004. ** Mr. Grimmett did not become a Director until March 2004.

Share Ownership

     The following tables set forth the aggregate dollar range of the equity securities of the mutual funds within the Fund Complex which were beneficially owned by the Directors as of March 3, 2005. As stated above, the Fund Complex includes the Funds of PIF, the Principal Mutual Funds and the separate series of Principal Variable Contracts Fund, Inc. For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Funds. Directors who beneficially owned shares of the series of Principal Variable Contracts Fund, Inc. did so through variable life insurance and variable annuity contracts issued by Principal Life. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0                                      D - $50,001 up to and including
B - $1 up to and including $10,000               $100,000
C - $10,001 up to and including $50,000     E - $100,001 or more

                 Directors Considered to Be "Interested Persons"
Principal Investors Fund, Inc.*             Aschenbrenner   Eucher    Zimpleman
Bond & Mortgage Securities Fund                 C            C           C
Government Securities Fund                      A            C           A
Diversified International Fund                  E            A           C
International Emerging Markets Fund             C            A           A
LargeCap Growth Fund                            C            A           A
LargeCap S&P 500 Index Fund                     C            D           A
Mid Cap Blend Fund                              C            B           C
Money Market Fund                               C            A           A
Partners LargeCap Blend Fund I                  B            A           A
Partners LargeCap Growth Fund I                 C            A           A
Partners LargeCap Value Fund                    B            C           C
Partners MidCap Growth Fund                     C            A           A
Principal LifeTime Strategic Income Fund        C            A           A
Real Estate Securities Fund                     C            A           A
SmallCap S&P 600 Index Fund                     D            A           A
       TOTAL FUND COMPLEX                       E            E           D
--------------
* Through participation in an employee benefit plan.

        Independent Directors (Not Considered to Be "Interested Persons")

Principal Mutual Funds                  Ballantine*    Davis    Gilbert    Grimmett      Kimball     Lukavsky

Balanced Fund, Inc.                         A             B        B          A             A           A
Capital Value Fund, Inc.                    A             C        C          A             A           A
Partners LargeCap Value Fund, Inc.          C             A        A          A             A           A
Equity Income Fund, Inc.                    A             E        B          A             E           A
Partners Blue Chip Fund, Inc.               A             D        B          A             A           A
Partners LargeCap Blend Fund, Inc.          A             A        A          A             A           A
LargeCap Stock Index Fund, Inc.             A             A        A          A             A           A
Growth Fund, Inc.                           A             C        D          A             A           A
Partners Equity Growth Fund, Inc.           A             A        A          A             A           A
MidCap Fund, Inc.                           A             C        D          A             A           A
Partners MidCap Growth Fund, Inc.           A             A        A          A             A           A
SmallCap Fund, Inc.                         A             A        A          A             A           A
Partners SmallCap Growth Fund, Inc.         A             A        A          A             A           A
Real Estate Securities Fund, Inc.           C             A        A          A             C           A
Bond Fund, Inc.                             A             C        D          C             A           E
Government Securities Income Fund, Inc.     A             B        B          A             A           A
Tax-Exempt Bond Fund, Inc.                  A             B        A          A             A           A
International Fund, Inc.                    A             B        C          A             A           E
International SmallCap Fund, Inc.           C             C        A          A             A           A
Limited Term Bond Fund, Inc.                A             A        A          B             A           E
Cash Management Fund, Inc.                  A             D        C          C             C           D
International Emerging Markets Fund, Inc.   C             C        A          A             A           A
     TOTAL FUND COMPLEX                     D             E        E          D             E           E

---------------
* Information for Ms. Ballantine, who became a Director in December 2004, is as of March 4, 2005.

                        Directors Considered to Be "Interested Persons"
        Principal Mutual Funds            Aschenbrenner    Eucher     Zimpleman
Balanced Fund, Inc.                            A             A           A
Capital Value Fund, Inc.                       A             A           A
Partners LargeCap Value Fund, Inc.             A             D           A
Equity Income Fund, Inc.                       A             C           A
Partners Blue Chip Fund, Inc.                  A             C           A
Partners LargeCap Blend Fund, Inc.             A             D           A
LargeCap Stock Index Fund, Inc.                A             A           A
Growth Fund, Inc.                              A             C           A
Partners Equity Growth Fund, Inc.              A             C           A
MidCap Fund, Inc.                              A             D           A
Partners MidCap Growth Fund, Inc.              A             A           A
SmallCap Fund, Inc.                            A             A           A
Partners SmallCap Growth Fund, Inc.            A             A           A
Real Estate Securities Fund, Inc.              A             A           A
Bond Fund, Inc.                                A             A           A
Government Securities Income Fund, Inc.        A             C           A
Tax-Exempt Bond Fund, Inc.                     A             A           A
International Fund, Inc.                       A             A           A
International SmallCap Fund, Inc.              A             A           A
Limited Term Bond Fund, Inc.                   A             A           A
Cash Management Fund, Inc.                     A             B           A
International Emerging Markets Fund, Inc.      A             A           A
     TOTAL FUND COMPLEX                        A             E           A

        Independent Directors (Not Considered to Be "Interested Persons")
Principal Variable Contracts Fund, Inc.
*                                    Ballantine     Davis    Gilbert    Grimmett     Kimball    Lukavsky
Asset Allocation Account                  A           A        A          A            A           A
Balanced Account                          A           A        A          A            A           A
Bond Account                              A           A        A          A            C           A
Capital Value Account                     A           A        A          A            A           A
Equity Growth Account                     A           A        A          A            C           A
Equity Income Account                     A           A        A          A            A           A
Equity Value Account                      A           A        A          A            A           A
Government Securities Account             A           A        A          A            C           A
Growth Account                            A           A        A          A            A           A
International Account                     A           A        A          A            A           A
International Emerging Markets            A           A        A          A            A           A
    Account
International SmallCap Account            A           A        A          A            A           A
LargeCap Blend Account                    A           A        A          A            A           A
Large Growth Equity Account               A           A        A          A            A           A
LargeCap Stock Index Account              A           A        A          A            C           A
LargeCap Value Account                    A           A        A          A            A           A
Limited Term Bond Account                 A           A        A          A            A           A
MidCap Account                            A           A        A          A            C           A
MidCap Growth Account                     A           A        A          A            A           A
MidCap Value Account                      A           A        A          A            C           A
Money Market Account                      A           A        A          A            A           A
Principal LifeTime 2010 Account           A           A        A          A            A           A
Principal LifeTime 2020 Account           A           A        A          A            A           A
Principal LifeTime 2030 Account           A           A        A          A            A           A
Principal LifeTime 2040 Account           A           A        A          A            A           A
Principal LifeTime 2050 Account           A           A        A          A            A           A
Principal LifeTime Strategic              A           A        A          A            A           A
     Income Account
Real Estate Securities Account            A           A        A          A            C           A
SmallCap Account                          A           A        A          A            C           A
SmallCap Growth Account                   A           A        A          A            A           A
SmallCap Value Account                    A           A        A          A            A           A
   TOTAL FUND COMPLEX                     A           A        A          A            E           A

-------------
* Through variable life insurance and variable annuity contracts issued by Principal Life.


                 Directors Considered to Be "Interested Persons"
Principal Variable Contracts Fund, Inc. *     Aschenbrenner   Eucher   Zimpleman
Asset Allocation Account                           B             A          A
Balanced Account                                   B             A          A
Bond Account                                       A             A          A
Capital Value Account                              C             A          A
Equity Growth Account                              B             A          A
Equity Income Account                              A             A          A
Equity Value Account                               A             A          A
Government Securities Account                      A             A          A
Growth Account                                     B             A          A
International Account                              C             A          A
International Emerging Markets Account             A             A          A
International SmallCap Account                     B             A          A
LargeCap Blend Account                             A             A          A
Large Growth Equity Account                        C             A          A
LargeCap Stock Index Account                       A             A          A
LargeCap Value Account                             A             A          A
Limited Term Bond Account                          A             A          A
MidCap Account                                     B             A          A
MidCap Growth Account                              A             A          A
MidCap Value Account                               A             A          A
Money Market Account                               A             A          A
Principal LifeTime 2010 Account                    A             A          A
Principal LifeTime 2020 Account                    A             A          A
Principal LifeTime 2030 Account                    A             A          A
Principal LifeTime 2040 Account                    A             A          A
Principal LifeTime 2050 Account                    A             A          A
Principal LifeTime Strategic Income Account        A             A          A
Real Estate Securities Account                     A             A          A
SmallCap Account                                   C             A          A
SmallCap Growth Account                            B             A          A
SmallCap Value Account                             A             A          A
     TOTAL FUND COMPLEX                            D             A          A

-------------
* Through variable life insurance and variable annuity contracts issued by Principal Life.


Required Vote

     The shareholders of all the Funds will vote together in the election of Directors. The affirmative vote of the holders of a plurality of the shares voted at the meeting is required for the election of a Director of Principal Investors Fund.

     The Board of Directors unanimously recommends that shareholders vote "For" all the nominees.

                                   PROPOSAL 2

            APPROVAL OF SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS

Proposal 2A -- Agreements with Columbus Circle Investors ("CCI") for the LargeCap Growth Fund and the MidCap Growth Fund

(LargeCap Growth and MidCap Growth Funds Only)

     At a meeting on December 13, 2004, the Board, including the Independent Directors, with respect to each of the LargeCap Growth Fund and the MidCap Growth Fund, unanimously authorized the termination of the then existing sub-advisory agreement between the Manager and Principal Global (the "Former Agreement") and approved an interim sub-advisory agreement between the Manager and CCI (the "Interim Agreement"), both effective January 5, 2005, and approved a new sub-advisory agreement between the Manager and CCI (the "Proposed
Agreement"), to be effective when approved by shareholders of the Fund. Principal Global acquired a controlling interest in CCI effective January 3, 2005.

     The Former Agreement, the Interim Agreement and the Proposed Agreement for each of the two Funds (the "Sub-Advisory Agreements") have the same material terms and contain the same compensation schedule for the sub-advisor. Under the Sub-advisory Agreements for each Fund, the sub-advisor is compensated by the Manager and not by the Fund. Approval of the Proposed Agreements will not change the compensation that the Funds pay to the Manager under the Management Agreement for the Funds or the level of services the Manager provides to the Funds under that agreement.

     The Interim Agreements were entered into in accordance with Rule 15a-4 under the 1940 Act, which permits an investment advisor to enter into an interim sub-advisory arrangement with a sub-advisor, prior to shareholder approval, provided that the conditions of the rule are met. Among these conditions are:
(a) the interim contract can have a duration of no greater than 150 days following the date on which the previous contract terminated; and (b) the compensation to be received under the interim contract is no greater than that payable under the previous agreement. Each of the Interim Agreements will terminate 150 days after it became effective or on the effective date of its corresponding Proposed Agreement, if earlier.

The Proposed Agreements

     The following description of the Proposed Agreements is qualified in its entirety by reference to the form of the Proposed Agreement included as Appendix C to this Proxy Statement.

     With respect to each of the two Funds, the terms of the Proposed Agreement and the Interim Agreement are the same and are the same in all material respects as those of the Former Agreement, except for the effective and termination dates and the identity of the sub-advisor. The Sub-advisory Agreements for each of the two Funds provide for the Manager to pay compensation at the same rate to the sub-advisor. Under the Sub-advisory Agreements, the sub-advisor manages the day-to-day investment of the Fund's assets consistent with the Fund's investment objectives, policies and restrictions and is responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and provides, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the conduct of the investment advisory services for the Fund.

     Each of the Proposed Agreements provides that CCI and its officers, employees, agents, or affiliates shall not be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of CCI's investment discretion in connection with selecting investments for the Fund or as a result of the failure by CCI or any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of CCI or any of its officers, employees, agents or affiliates.

     If approved by shareholders, a Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or CCI or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

     Under each of the Proposed Agreements, the Manager will pay CCI a fee which is computed and paid monthly, based on net assets as of the first day of each month, at the annual rates specified in the following tables:

                    Compensation Table - LargeCap Growth Fund

                             Net Assets of the Fund

     First           Next            Next             Next            Next            Next            Over
  $50 million     $50 million    $100 million     $200 million    $350 million    $750 million    $1.5 billion
  -----------     -----------    ------------     ------------    ------------    ------------    ------------
     0.27%           0.25%           0.22%           0.18%           0.13%           0.09%           0.06%

                     Compensation Table - MidCap Growth Fund

                             Net Assets of the Fund

     First           Next              Next              Next            Next             Next             Over
  $25 million     $75 million      $100 million      $300 million    $500 million     $500 million     $1.5 billion
  -----------     -----------      ------------      ------------    ------------     ------------     ------------
     0.40%           0.32%            0.27%             0.23%           0.18%            0.13%            0.08%

     In calculating the fee rate for each of the Funds, the term "Net Assets" includes the net assets of the Fund plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Fund.

     Entering into the Proposed Agreement with respect to a Fund will not change the management fee that the Fund pays the Manager under the Management Agreement for that Fund. The Manager, and not the Fund, will bear the expenses of the services that CCI provides to the Fund under the Proposed Agreement.

Columbus Circle Investors

     CCI is registered as an investment adviser under the Investment Advisers Act of 1940 and is located at Metro Center, One Station Place, Stamford, CT, 06902. CCI was founded in 1975. At December 31, 2004, it had approximately $3.9 billion in assets under management.

     CCI is a general partnership with two partners. One partner is CCIP, LLC, which has a 99.9% interest in CCI. CCIP, LLC has six members, one of which is Principal Global which has an approximately 70% membership interest. The second partner of CCI is Principal Global Columbus Circle, LLC, which has a .1% interest in CCI. The address of CCIP, LLC is Metro Center, One Station Place, Stamford, Connecticut 06902. The address of Principal Global Columbus Circle, LLC is 711 High Street, Des Moines, Iowa 50392.

     The principal executive officers of CCI are: Anthony Rizza, Senior Managing Director; Clifford G. Fox, Senior Managing Director; Warren Robert Fehrmann, Senior Managing Director; and Frank Cuttita, Chief Administrative Officer, Managing Director and Chief Compliance Officer. Each person's position with CCI is his principal occupation. The address of each principal executive officer is Metro Center, One Station Place, Stamford, Connecticut 06902.

     The day-to-day management of the LargeCap Growth Fund is headed by Anthony Rizza, CFA . Mr. Rizza joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

     The  day-to-day  management of the MidCap Growth Fund is headed by Clifford
G. Fox, CFA. Mr. Fox joined CCI in 1992. He had previously served as Vice President of Equity Investments at General Reinsurance Corporation. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Board Considerations

     In making its decision, with respect to each of the Funds, to terminate the Former Agreement, approve the Interim Agreement and approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and CCI. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving each of the Proposed Agreements, the Board considered, among other factors, the following:

     -- the nature and extent and expected quality of the services to be provided by CCI, which the Board concluded were likely to be favorable in relation to those provided under the Former Agreement;

     -- CCI's investment management capabilities and methodologies and its performance in managing Funds comparable to the Fund, which the Board believed to be favorable;

     -- the strength of CCI's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     -- CCI's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that CCI would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating each of the Proposed Agreements, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreements, particularly because each of the agreements is between the Manager and the sub-advisor and the fees for which each Proposed Agreement provides are the same as in the corresponding Former and Interim Agreements and in any event will be paid by the Manager and not by the Fund.

     Based on these considerations, the Board concluded that the Proposed Agreement for each Fund would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of each Fund approve the Proposed Agreement.

The Management Agreement

     The Manager serves as the manager of each of the Funds pursuant to a Management Agreement between the Manager and PIF with respect to each Fund. The Manager handles the business affairs of each of the Funds and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement for each of the Funds, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates specified in the following table:

                   Management Fee Table - LargeCap Growth Fund

                             Net Assets of the Fund

    First                Next                Next                  Over
$500 million         $500 million        $500 million          $1.5 billion
------------         ------------        ------------          ------------

    0.55%               0.53%                0.51%                 0.40%

                         Fee Table - MidCap Growth Fund

                             Net Assets of the Fund

    First                Next                Next                 Over
$500 million         $500 million        $500 million         $1.5 billion
------------         ------------        ------------         ------------

    0.65%               0.63%               0.61%                0.60%

     During the fiscal year ended October 31, 2004, the LargeCap Growth Fund paid the Manager $604,743 (an annual rate of 0.55% of average daily net assets) for services provided under the Management Agreement, and the MidCap Growth Fund paid the Manager $130,927 (an annual rate of 0.65% of average daily net assets) for services provided under the Management Agreement.

Additional Information

     For additional information regarding the Manager and the proposed new sub-advisors, see Appendix F to this Proxy Statement.

Required Vote

     The shareholders of the LargeCap Growth Fund and the MidCap Growth Fund will vote separately on the respective Proposed Agreements for the Funds. The vote required to approve the Proposal with respect to each Fund is a Majority of the Outstanding Voting Securities of the Fund.

     If the Proposal is not approved by the shareholders of a Fund, the Board, in consultation with the Manager, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

     The Board of Directors unanimously recommends that the shareholders of each Fund vote "For" the Proposal.

Proposal 2B -- Agreement with Barrow, Hanley, Mewhinney & Strauss ("BHMS") for the MidCap Value Fund

(MidCap Value Fund Only)

     At a meeting on February 24, 2005 , the Board, including the Independent Directors, unanimously approved a new sub-advisory agreement between the Manager and BHMS with respect to the MidCap Value Fund (the "Proposed Agreement"). Currently, the MidCap Value Fund has a sub-advisory agreement with Principal Global. If the Proposed Agreement is approved, the Fund will have two sub-advisors. The Manager's current intention is to allocate initially between 40 percent and 50 percent of the Fund's assets to BHMS and the remainder to Principal Global. The Manager may reallocate the Fund's assets based upon further analysis of historical returns and correlations of the two sub-advisors relative to the Fund's benchmark.

     Under the Proposed Agreement, BHMS will be compensated by the Manager and not by the Fund. Approval of the Proposed Agreement will not change the compensation that the Fund pays to the Manager under its Management Agreement or the level of services the Manager provides to the Fund under that agreement.

The Proposed Agreement

     The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix D to this Proxy Statement.

     Under the Proposed Agreement, BHMS will manage the day-to-day investment of the Fund's assets allocated to it consistent with the Fund's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by the Manager and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Fund.

     The Proposed Agreement provides that BHMS and its directors, officers, employees, agents, or affiliates shall not be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of BHMS's investment discretion in connection with selecting investments for the Fund or as a result of the failure by BHMS or any of its affiliates to comply with the terms of the Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of BHMS or any of its directors, officers, employees, agents or affiliates.

     If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, the Manager or BHMS or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

     Under the Proposed Agreement, the Manager will pay BHMS a fee which is accrued daily and paid monthly at the annual rates (calculated as percentages of average daily net assets managed by BHMS) specified in the following tables:

                     Compensation Table - MidCap Value Fund

                             Net Assets of the Fund

   First           Next            Next           Next             Over
$10 million     $15 million    $25 million     $50 million     $100 million
-----------     -----------    -----------     -----------     ------------

   0.80%           0.60%          0.50%           0.40%            0.35%

     In calculating the fee rate for the Fund, the term "Net Assets" includes the net assets of the Fund plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which BHMS provides investment services and which have the same investment mandate as the Fund.

     Entering into the Proposed Agreement will not change the management fee that the Fund pays the Manager under its Management Agreement. The Manager, and not the Fund, will bear the expenses of the services that BHMS provides to the Fund under the Proposed Agreement. Entering into the Proposed Agreement will, however, result in the Fund having two sub-advisors, for each of which the sub-advisory fee rate is applied to the percentage of the assets of the Fund which it manages. Consequently, if approved by shareholders, the Proposed Agreement will have the effect of reducing the percentage of the Fund's assets managed by the current sub-advisor, Principal Global, and thus reducing the amount of the sub-advisory fee paid by the Manager to Principal Global.

BHMS

     BHMS is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly-owned subsidiary of Old Mutual Asset Management (US), which is a wholly-owned subsidiary of Old Mutual plc. BHMS's address is One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. At October 31, 2004, BHMS had approximately $37 billion in assets under management.

     The principal executive officer of BHMS is James Barrow who is Director, Principal, President, Secretary and Treasurer. The firm's Executive Committee, which is responsible for its management, consists of Mr. Barrow and Rich Englander and Ray Nixon. Each such person's position with BHMS is his principal occupation. The address of each such person is One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204.

     The portfolio manager of the Fund for BHMS will be Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value
Associates. During his 13-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and received an MBA from the University of Chicago.

Board Considerations

     In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and BHMS. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

     - the nature and extent and expected quality of the services to be provided by BHMS, which the Board concluded were likely to be comparable in relation to those provided to the Fund under the sub-advisory agreement with Principal Global;

     - BHMS' investment management capabilities and methodologies and its performance in managing funds comparable to the MidCap Value Fund, which the Board believed to be favorable;

     - the strength of BHMS' personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     - BHMS' record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that BHMS would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangement was comparable to arrangements under other sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between the Manager and BHMS and the fees for which the Proposed Agreement provides will be paid by the Manager and not by the Fund.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Proposed Agreement.

The Management Agreement

     The Manager serves as the manager of the Fund pursuant to a Management Agreement between the Manager and PIF with respect to the Fund. The Manager handles the business affairs of the Fund and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement for the Fund, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

                    Management Fee Table - MidCap Value Fund

                             Net Assets of the Fund

    First               Next               Next              Over
$500 million        $500 million       $500 million      $1.5 billion
------------        ------------       ------------      ------------

    0.65%              0.63%               0.61%             0.60%

     During the fiscal year ended October 31, 2004, the Fund paid the Manager $427,898 (an annual rate of 0.65% of average daily net assets) for services provided under the Management Agreement.

The Sub-Advisory Agreement with Principal Global

     As permitted by the Management Agreement, the Manager has entered into a sub-advisory agreement with Principal Global pursuant to which Principal Global has assumed the obligations of the Manager to provide investment advisory services to the Fund.

     Under the sub-advisory agreement with Principal Global, the Manager pays Principal Global a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets managed by Principal Global) specified in the following table:

                   Sub-Advisory Fee Table - MidCap Value Fund

                             Net Assets of the Fund


      First              Next              Next             Next              Next             Next              Over
   $25 million        $75 million      $100 million     $300 million      $500 million     $500 million      $1.5 billion
   -----------        -----------      ------------     ------------      ------------     ------------      ------------
      0.40%              0.32%            0.27%             0.23%            0.18%             0.13%            0.08%

     During the fiscal year ended October 31, 2004, the Manager paid Principal Global $115,018 (an annual rate of 0.18% of average daily net assets) for its advisory services to the Fund.

     As stated above, if approved by shareholders, the Proposed Agreement will have the effect of reducing the percentage of the Fund's assets managed by Principal Global and thus reducing the amount of the sub-advisory fees paid by the Manager to Principal Global.

Additional Information

     For additional information regarding the Manager, Principal Global and the proposed new sub-advisor, see Appendix F to this Proxy Statement.

Required Vote

     Only shareholders of the MidCap Value Fund will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

     If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

     The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.

Proposal 2C - Agreement with Spectrum Asset Management, Inc. ("Spectrum") for the Bond & Securities Mortgage Fund

Proposal 2D - Agreement with Post Advisory Group, LLC ("Post") for the Bond & Securities Mortgage Fund

(Bond & Mortgage Securities Fund Only)

     At a meeting on February 24, 2005 , the Board, including the Independent Directors, unanimously approved new sub-sub-advisory agreements between Principal Global and each of Spectrum and Post with respect to the Bond & Mortgage Securities Fund (the "Proposed Agreements"). Currently, the Fund has a sub-advisory agreement with Principal Global which permits Principal Global to delegate to one or more sub-sub-advisors the day-to-day investment management of the Fund. If shareholders of the Fund approve both Proposed Agreements, the Fund will have two sub-sub-advisors. Principal Global believes that the investment management of the Fund will benefit from the particular skills and expertise of Spectrum in managing preferred securities and Post in managing high yield securities (commonly known as "junk bonds"). Principal Global's present intention is to allocate a portion of the assets of the Fund between Spectrum and Post while continuing to manage a portion of the Fund's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.

     Shareholders of the Fund are being asked to approve the Proposed Agreement with Spectrum under Proposal 2C and the Proposed Agreement with Post under Proposal 2D.

     Under the Fund's sub-advisory agreement with Principal Global, Principal Global is compensated by the Manager and not by the Fund. Under the Proposed Agreements, each of Spectrum and Post will be compensated by Principal Global and not by the Fund. Approval of the Proposed Agreement will not change the compensation that the Fund pays to the Manager under the Management Agreement or the level of services the Manager provides to the Fund under that agreement.

The Proposed Agreements

     The following description of each of the Proposed Agreements is qualified in its entirety by reference to the form of the Proposed Agreements included as Appendix E to this Proxy Statement.

     Under the Proposed Agreements, each of Spectrum and Post will manage the day-to-day investment of the Fund's assets allocated to it consistent with the Fund's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by Principal Global and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Fund.

     Each of the Proposed Agreements provides that the sub-sub-advisor shall not be liable to the Manager, Principal Global, the Fund or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of the sub-sub-advisor.

     If approved by shareholders, each of the Proposed Agreements will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, each Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. Each of the Proposed Agreements may be terminated at any time without the payment of any penalty by the Board, Principal Global or the sub-sub-advisor or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Proposed Agreements will each automatically terminate without penalty in the event of its assignment.

     Under the Proposed Agreements, Principal Global will pay each of Spectrum and Post a fee which is accrued daily and paid monthly at the annual rate (calculated as a percentage of the average daily net assets managed by Spectrum and Post, respectively) specified in the following table:

              Compensation Table - Bond & Mortgage Securities Fund

                             Net Assets of the Fund

                  All Asset Levels
Spectrum               0.20%

Post                   0.30%

     Entering into the Proposed Agreements will not change the management fee that the Fund pays the Manager under its Management Agreement or the sub-advisory fee that the Manager pays Principal Global under its sub-advisory agreement. Principal Global, and not the Fund, will bear the expenses of the services that each of Spectrum and Post provides to the Fund under the Proposed Agreements. If approved by shareholders of the Fund, however, each of the Proposed Agreements will have the effect of reducing the amount of the sub-advisory fee retained by Principal Global.

Spectrum

     Spectrum is an investment advisory firm that was founded in 1987 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Spectrum's address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2004, Spectrum had approximately $12.4 billion in assets under management.

     The principal executive officers and the directors of Spectrum are: Mark A. Lieb, Director and Co-President; Bernard M. Sussman, Director, Co-President and Assistant Treasurer; David M. Blake, Director and Executive Vice President;
Jerald L. Bogart, Director; James P. McCaughan, Chairman; Ralph C. Eucher, Director; Richard W. Hibbs, Director; Karen E. Shaff, Executive Vice President and General Counsel; and Lisa Crossley, Chief Compliance Officer. Each person's position with Spectrum is his or her principal occupation, except that Mr.
Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix F to this Proxy Statement. The address of each principal executive officer and director is 4 High Ridge Park, Stamford, Connecticut 06905, except that the addresses of Mr. Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff are as set forth in Appendix F.

     The day-to-day management of the Fund for Spectrum will be headed by the following persons:

     -- L. Phillip Jacoby. Mr. Jacoby is Senior Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.

     -- Bernard M. Sussman. Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

Post

     Post is an investment advisory firm that was founded in 1992 and is registered as an investment adviser under the Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial
Group. Post's address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025. As of December 31, 2004, Post had had approximately $6.4 billion in assets under management.

     The principal executive officers and the directors of Post are: Lawrence Post, Director, Chief Executive Officer and Chief Investment Officer; Carl Goldsmith, Director, Executive Vice President and Senior Investment Officer; David M. Blake, Director; Richard W. Hibbs, Director; James P. McCaughan, Chairman; Karen E. Shaff, Executive Vice President and General Counsel; Tim Howald, Chief Operating Officer; Lawrence Goldman, Managing Director and Senior Vice President - Legal and Regulatory Affairs; Allan Schweitzer, Managing Director; Scott Klein, Managing Director; Jim LaChance, Managing Director; and Ann Marie Swanson, Chief Compliance Officer. Each person's position with Post is his or her principal occupation, except that Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix F to this Proxy Statement. The address of each principal executive officer and director is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025, except that the addresses of Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff are as set forth in Appendix F.

     The day-to-day management of the Fund for Post will be headed by the following persons:

     --Scott Klein. Mr. Klein is a managing director for Post. Prior to joining Post's predecessor in 1997, he spent five years as a bankruptcy attorney and then serving as vice president at Dabney Resnick Imperial. Mr. Klein holds a BA in Economics from the University of Pennsylvania's Wharton School of Business and a J.D. from the University of California, Los Angeles School of Law.

     --Lawrence A. Post. Mr. Post founded Post Advisory Group in 1992. Post was purchased by Principal in 2004. Mr. Post has over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA from the University of Pennsylvania's Wharton School of Business and a BA from Lehigh University.

     --Allan Schweitzer. Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a BA in Business Administration from Washington University at St. Louis and his MBA from the University of Chicago with a concentration in analytical finance and international economics.

Board Considerations

     In making its decision to approve each of the Proposed Agreements and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and by Spectrum and Post. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreements, the Board considered, among other factors, the following:

     - the nature and extent and expected quality of the services to be provided by each of Spectrum and Post, which, with respect to both sub-sub-advisors, the Board concluded were likely to be comparable in relation to those provided to the Fund under the sub-advisory agreement with Principal Global;

     - the investment management capabilities and methodologies and the performance of each of Spectrum and Post in managing funds comparable to the Bond & Mortgage Securities Fund, which the Board, with respect to each sub-sub-advisor, believed to be favorable;

     - the strength of the personnel, technical resources and operations of each of Spectrum and Post, which the Board, with respect to each sub-sub-advisor, concluded were appropriate for the expected services; and

     - the record of each of Spectrum and Post with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that each sub-sub-advisor would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating each of the Proposed Agreements, the Board was aware of the extent to which the proposed arrangements were comparable to arrangements under other sub-advisory or sub-sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreements with services provided and fees paid under other sub-advisory or sub-sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreements, particularly because the agreements are between Principal Global and each of the sub-sub-advisors and the fees for which the Proposed Agreements provide will be paid by Principal Global and not by the Fund.

     Based on these considerations, the Board concluded that each of the Proposed Agreements would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Proposed Agreements.

The Management Agreement

     The Manager serves as the manager of the Fund pursuant to a Management Agreement between the Manager and PIF with respect to the Fund. The Manager handles the business affairs of the Fund and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement for the Fund, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as a percentage of average daily net assets) specified in the following table:

             Management Fee Table - Bond & Mortgage Securities Fund

                             Net Assets of the Fund

    First             Next              Next              Over
$500 million      $500 million      $500 million      $1.5 billion
------------      ------------      ------------      ------------

    0.55%             0.53%            0.51%              0.50%

     During the fiscal year ended October 31, 2004, the Fund paid the Manager $2,688,040 (an annual rate of 0.55% of average daily net assets) for services provided under the Management Agreement.

The Sub-Advisory Agreement with Principal Global

     As permitted by the Management Agreement, the Manager has entered into a sub-advisory agreement with Principal Global pursuant to which Principal Global has assumed the obligations of the Manager to provide investment advisory services to the Fund.

     Under the sub-advisory agreement with Principal Global, the Manager pays Principal Global a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

            Sub-Advisory Fee Table - Bond & Mortgage Securities Fund

                             Net Assets of the Fund

         First               Next              Next              Over
      $5 billion          $1 billion        $4 billion        $10 billion
      ----------          ----------        ----------        -----------

        0.115%              0.100%            0.095%            0.090%

     During the fiscal year ended October 31, 2004, the Manager paid Principal Global $489,690 (an annual rate of 0.10% of average daily net assets) for its advisory services to the Fund.

     As stated above, if approved by shareholders of the Fund, the Proposed Agreements will have the effect of reducing the amount of the sub-advisory fees retained by Principal Global.

Additional Information

     For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisors, see Appendix F to this Proxy Statement.

Required Vote

     Shareholders of the Bond & Mortgage Securities Fund will vote separately on Proposals 2C and 2D. The vote required to approve each Proposal is a Majority of the Outstanding Voting Securities of the Fund.

     If a Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager and Principal Global, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

     The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" each of Proposals 2C and 2D.

Proposal 2E - Agreement with Spectrum Asset Management, Inc. ("Spectrum") for the High Quality Intermediate-Term Bond Fund

(High Quality Intermediate-Term Bond Fund Only)

     At a meeting on February 24, 2005 , the Board, including the Independent Directors, unanimously approved a new sub-sub-advisory agreement between Principal Global and Spectrum (the "Proposed Agreement") with respect to the High Quality Intermediate-Term Bond Fund. Currently, the Fund has a sub-advisory agreement with Principal Global as the Fund's sub-advisor. If the new sub-sub-advisory agreement is approved, the Fund will have a sub-advisor as well as a sub-sub-advisor. Principal Global believes that the investment management of the Fund will benefit from the particular skills and expertise of Spectrum in managing preferred securities. Principal Global's present intention is to allocate a portion of the assets of the Fund to Spectrum while continuing to manage a portion of the Fund's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.

     Under the Fund's Management Agreement with the Manager, Principal Global is compensated by the Manager and not by the Fund. Under the Proposed Agreement, Spectrum will be compensated by Principal Global and not by the Fund. Approval of the Proposed Agreement will not change the compensation that the Fund pays to the Manager under the Management Agreement or the level of services the Manager provides to the Fund under that agreement.

The Proposed Agreement

     The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix E to this Proxy Statement.

     Under  the  Proposed   Agreement,   Spectrum  will  manage  the  day-to-day
investment of the Fund's assets allocated to it consistent with the Fund's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by Principal Global and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Fund.

     The Proposed Agreements provides that Spectrum shall not be liable to the Manager, Principal Global, the Fund or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of Spectrum.

     If approved by shareholders, a Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, Principal Global or Spectrum or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

     Under the Proposed Agreement, Principal Global will pay Spectrum a fee which is accrued daily and paid monthly at the annual rate (calculated as a percentage of average daily net assets) of 0.20%.

     Entering into the Proposed  Agreement  will not change the  management  fee that the Fund pays the Manager under its Management Agreement or the sub-advisory fee that the Manager pays Principal Global under its sub-advisory agreement. Principal Global, and not the Fund, will bear the expenses of the services that Spectrum provides to the Fund under the Proposed Agreement. If approved by shareholders of the Fund, however, the Proposed Agreement will have the effect of reducing the amount of the sub-advisory fee retained by Principal Global.

Spectrum

     Spectrum is an investment advisory firm that was founded in 1987. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial Group. Spectrum's address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2004, Spectrum had had approximately $12.4 billion in assets under management.

     The principal executive officers and the directors of Spectrum are: Mark A. Lieb, Director and Co-President; Bernard M. Sussman, Director, Co-President and Assistant Treasurer; David M. Blake, Director and Executive Vice President;
Jerald L. Bogart, Director; James P. McCaughan, Chairman; Ralph C. Eucher, Director; Richard W. Hibbs, Director; Karen E. Shaff, Executive Vice President and General Counsel; and Lisa Crossley, Chief Compliance Officer. Each person's position with Spectrum is his or her principal occupation, except that Mr.
Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix F to this Proxy Statement. The address of each principal executive officer and director is 4 High Ridge Park, Stamford, Connecticut 06905, except that the addresses of Mr. Blake, Mr. Bogart, Mr. McCaughan, Mr. Eucher, Mr. Hibbs and Ms. Shaff are as set forth in Appendix F.


     The day-to-day management of the Fund will be headed by the following persons:

     --L. Phillip Jacoby. Mr. Jacoby is Senior Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.

     --Bernard M. Sussman. Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.

Board Considerations

     In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and Spectrum. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

     - the nature and extent and expected quality of the services to be provided by Spectrum, which the Board concluded were likely to be comparable in relation to those provided to the Fund under the sub-advisory agreement with Principal Global;

     - Spectrum's investment management capabilities and methodologies and its performance in managing funds comparable to the High Quality Intermediate-Term Bond Fund, which the Board believed to be favorable;

     - the strength of Spectrum's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     - Spectrum's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that Spectrum would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information.

     In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangement was comparable to arrangements under other sub-advisory or sub-sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between Principal Global and Spectrum and the fees for which the Proposed Agreement provides will be paid by Principal Global and not by the Fund.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Proposed Agreement.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Proposed Agreement.

The Management Agreement

     The Manager serves as the manager of each of the Fund pursuant to a Management Agreement between the Manager and Principal Investors Fund with respect to the Fund. The Manager handles the business affairs of the Fund and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement for the Fund, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

         Management Fee Table - High Quality Intermediate-Term Bond Fund

                             Net Assets of the Fund

       First                Next               Next             Over
   $500 million         $500 million       $500 million     $1.5 billion
   ------------         ------------       ------------     ------------

       0.40%               0.38%              0.36%            0.35%

     During the fiscal year ended October 31, 2004, the Fund paid the Manager $240,603 (an annual rate of 0.40% of average daily net assets) for services provided under the Management Agreement.

The Sub-Advisory Agreement with Principal Global

     As permitted by the Management Agreement, the Manager has entered into a sub-advisory agreement with Principal Global pursuant to which Principal Global has assumed the obligations of the Manager to provide investment advisory services to the Fund.

     Under the sub-advisory agreement with Principal Global, the Manager pays Principal Global a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

        Sub-Advisory Fee Table - High Quality Intermediate-Term Bond Fund

                             Net Assets of the Fund

        First                Next               Next                Over
     $5 billion           $1 billion         $4 billion         $10 billion
     ----------           ----------         ----------         -----------

       0.115%               0.100%             0.095%              0.090%

     During the fiscal year ended October 31, 2004, the Manager paid Principal Global $58,966 (an annual rate of 0.10% of average daily net assets) for its advisory services to the Fund.

     As stated above, if approved by shareholders of the Fund, the Proposed Agreement will have the effect of reducing the amount of the sub-advisory fees retained by Principal Global.

Additional Information

     For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisor, see Appendix F to this Proxy Statement.

Required Vote

     Only shareholders of the High Quality Intermediate-Term Bond Fund will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

     If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

     The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.

Proposal 2F - Agreement with Post Advisory Group, LLC ("Post") for the Capital Preservation Fund

(Capital Preservation Fund Only)

     At a meeting on February 24, 2005 , the Board, including the Independent Directors, unanimously approved a new sub-sub-advisory agreement between Principal Global and Post (the "Proposed Agreement") with respect to the Capital Preservation Fund. Currently, the Fund has a sub-advisory agreement with Principal Global as the Fund's sub-advisor. If the new sub-sub-advisory agreement is approved, the Fund will have a sub-advisor as well as a sub-sub-advisor. Principal Global believes that the investment management of the Fund will benefit from the particular skills and expertise of Post in managing high yield securities (commonly known as "junk bonds"). Principal Global's present intention is to allocate a portion of the assets of the Fund to Post while continuing to manage a portion of the Fund's assets itself, but it has as yet made no decision as to an initial percentage allocation. Principal Global expects to vary such allocation from time to time.

     The current investment objective of the Capital Preservation Fund is to seek a high level of current income while seeking to maintain a stable value per share. If the shareholders of the Capital Preservation Fund approve Proposal 3 below, reclassifying the investment objective of the Fund as a "non-fundamental" investment policy which may be changed by the Board without shareholder approval, the Board, for reasons discussed under Proposal 3, intends to change the investment objective to provide that the Fund will seek current income while seeking capital preservation. Principal Global believes that the Fund will benefit from Post's sub-sub-advisory services whether or not shareholders of the Fund approve Proposal 3 and the Board implements such change in the Fund's investment objective.

     Under the Fund's Management Agreement with the Manager, Principal Global is compensated by the Manager and not by the Fund. Under the Proposed Agreement, Post will be compensated by Principal Global and not by the Fund. Approval of the Proposed Agreement will not change the compensation that the Fund pays to the Manager under the Management Agreement or the level of services the Manager provides to the Fund under that agreement.

The Proposed Agreement

     The following description of the Proposed Agreement is qualified in its entirety by reference to the form of Proposed Agreement included as Appendix E to this Proxy Statement.

     Under the Proposed Agreement, Post will manage the day-to-day investment of the Fund's assets allocated to it consistent with the Fund's investment objectives, policies and restrictions and will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities, subject to supervision and monitoring by Principal Global and oversight by the Board, and will provide, at its own expense, all investment, management and administrative personnel, facilities and equipment necessary for the investment advisory services which it conducts for the Fund.

     The Proposed Agreement provide that Post shall not be liable to the Manager, Principal Global, the Fund or its shareholders for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement on the part of Post.

     If approved by shareholders, the Proposed Agreement will become effective on the date of such approval and will remain in effect for an initial one-year period. Thereafter, the Proposed Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually either by the Board of Directors or by a vote of a Majority of the Outstanding Voting Securities of the Fund, and in either event by a vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Proposed Agreement may be terminated at any time without the payment of any penalty by the Board, Principal Global or Post or by vote of a Majority of the Outstanding Voting Securities of the Fund on sixty days' written notice. The Proposed Agreement will automatically terminate without penalty in the event of its assignment.

     Under the Proposed Agreement, Principal Global will pay Post a fee which is accrued daily and paid monthly at the annual rate (calculated as a percentage of average daily net assets) of 0.30%.

     Entering into the Proposed  Agreement  will not change the  management  fee that the Fund pays the Manager under its Management Agreement or the sub-advisory fee that the Manager pays Principal Global under its sub-advisory agreement. Principal Global, and not the Fund, will bear the expenses of the services that Post provides to the Fund under the Proposed Agreement. If approved by shareholders of the Fund, however, the Proposed Agreement will have the effect of reducing the amount of the sub-advisory fee retained by Principal Global.

Post

     Post is an investment advisory firm that was founded in 1992 and is registered as an investment adviser under the Advisers Act. It is an affiliate of the Manager and Principal Global and a member of the Principal Financial
Group. Post's address is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025. As of December 31, 2004, Post had had approximately $6.4 billion in assets under management.

     The principal executive officers and the directors of Post are: Lawrence Post, Director, Chief Executive Officer and Chief Investment Officer; Carl Goldsmith, Director, Executive Vice President and Senior Investment Officer; David M. Blake, Director; Richard W. Hibbs, Director; James P. McCaughan, Chairman; Karen E. Shaff, Executive Vice President and General Counsel; Tim Howald, Chief Operating Officer; Lawrence Goldman, Managing Director and Senior Vice President - Legal and Regulatory Affairs; Allan Schweitzer, Managing Director; Scott Klein, Managing Director; Jim LaChance, Managing Director; and Ann Marie Swanson, Chief Compliance Officer. Each person's position with Post is his or her principal occupation, except that Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff hold positions with the Manager, Principal Global or Principal Financial Group, Inc. as set forth in Appendix F to this Proxy Statement. The address of each principal executive officer and director is 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025, except that the addresses of Mr. Blake, Mr. Hibbs, Mr. McCaughan and Ms. Shaff are as set forth in Appendix F.

     The day-to-day management of the Fund for Post will be headed by the following persons:

     --Scott Klein. Mr. Klein is a managing director for Post. Prior to joining Post's predecessor in 1997, he spent five years as a bankruptcy attorney and then serving as vice president at Dabney Resnick Imperial. Mr. Klein holds a BA in Economics from the University of Pennsylvania's Wharton School of Business and a J.D. from the University of California, Los Angeles School of Law.

     --Lawrence A. Post. Mr. Post founded Post Advisory Group in 1992. Post was purchased by Principal in 2004. Mr. Post has over 30 years of investment experience. Prior to founding the Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. Mr. Post received an MBA from the University of Pennsylvania's Wharton School of Business and a BA from Lehigh University.

     --Allan Schweitzer. Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer received a BA in Business Administration from Washington University at St. Louis and his MBA from the University of Chicago with a concentration in analytical finance and international economics.

Board Considerations

     In making its decision to approve the Proposed Agreement and direct its submission to shareholders for a vote, the Board, including the Independent Directors, requested and evaluated information provided by the Manager and Post. The Independent Directors were assisted by independent legal counsel.

     In evaluating and approving the Proposed Agreement, the Board considered, among other factors, the following:

     - the nature and extent and expected quality of the services to be provided by Post, which the Board concluded were likely to be comparable in relation to those provided to the Fund under the sub-advisory agreement with Principal Global;

     - Post's investment management capabilities and methodologies and its performance in managing funds comparable to the Capital Preservation Fund, which the Board believed to be favorable;

     - the strength of Post's personnel, technical resources and operations, which the Board concluded was appropriate for the expected services; and

     - Post's record with respect to adhering to a fund's investment strategies, policies and risks, which led the Board to believe that it was likely that Post would adhere, in all material respects, to the Fund's investment objective, policies and restrictions as set forth in the Fund's current Prospectus and Statement of Additional Information as well it's proposed new investment objective as described under Proposal 3 below, if approved by shareholders.

     In evaluating the Proposed Agreement, the Board was aware of the extent to which the proposed arrangement was comparable to arrangements under other sub-advisory or sub-sub-advisory agreements which it had approved with respect to Funds of PIF, but it did not rely on any specific comparison of the services to be provided and the fees to be paid under the Proposed Agreement with services provided and fees paid under other sub-advisory agreements. The Board did not consider fee, sub-advisor profitability or economy of scale issues to be particularly relevant in its consideration of the Proposed Agreement, particularly because the agreement is between Principal Global and Post and the fees for which the Proposed Agreement provides will be paid by Principal Global and not by the Fund.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Proposed Agreement.

     Based on these considerations, the Board concluded that the Proposed Agreement would be in the best interests of the Fund and its shareholders and decided to recommend that shareholders of the Fund approve the Proposed Agreement.

The Management Agreement

     The Manager serves as the manager of each of the Fund pursuant to a Management Agreement between the Manager and Principal Investors Fund with respect to the Fund. The Manager handles the business affairs of the Fund and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the Management Agreement for the Fund, the Fund pays the Manager a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

                Management Fee Table - Capital Preservation Fund

                             Net Assets of the Fund

       First                Next               Next             Over
   $500 million         $500 million       $500 million     $1.5 billion
   ------------         ------------       ------------     ------------

       0.40%               0.39%              0.38%            0.37%

     During the fiscal year ended October 31, 2004, the Fund paid the Manager $333,736 (an annual rate of 0.40% of average daily net assets) for services provided under the Management Agreement.

The Sub-Advisory Agreement with Principal Global

     As permitted by the Management Agreement, the Manager has entered into a sub-advisory agreement with Principal Global pursuant to which Principal Global has assumed the obligations of the Manager to provide investment advisory services to the Fund.

     Under the sub-advisory agreement with Principal Global, the Manager pays Principal Global a fee which is computed and accrued daily and payable monthly at the annual rates (calculated as percentages of average daily net assets) specified in the following table:

               Sub-Advisory Fee Table - Capital Preservation Fund

                             Net Assets of the Fund

        First                Next               Next                Over
     $5 billion           $1 billion         $4 billion         $10 billion
     ----------           ----------         ----------         -----------

       0.115%               0.100%             0.095%              0.090%

     During the fiscal year ended October 31, 2004, the Manager paid Principal Global $132,079 (an annual rate of [0.075]% of average daily net assets) for its advisory services to the Fund.

     As stated above, if approved by shareholders of the Fund, the Proposed Agreement will have the effect of reducing the amount of the sub-advisory fees retained by Principal Global.

Additional Information

     For additional information regarding the Manager, Principal Global and the proposed new sub-sub-advisor, see Appendix F to this Proxy Statement.

Required Vote

     Only shareholders of the Capital Preservation Fund will vote on this Proposal. The vote required to approve the Proposal is a Majority of the Outstanding Voting Securities of the Fund.

     If the Proposal is not approved by the shareholders of the Fund, the Board, in consultation with the Manager, will determine the appropriate course to arrange for portfolio management services for the Fund and, if required by law, will submit an alternative proposal to shareholders of the Fund at a future shareholders meeting.

     The Board of Directors unanimously recommends that the shareholders of the Fund vote "For" the Proposal.

                                   PROPOSAL 3

               APPROVAL OF RECLASSIFYING THE INVESTMENT OBJECTIVE
                   OF EACH FUND AS A "NON-FUNDAMENTAL" POLICY
                WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

                                   (All Funds)

     At its February 24, 2005 meeting, the Board, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of each of the Funds approve, a proposal that the investment objective of each Fund be reclassified from a "fundamental" policy to a "non-fundamental" policy.

     As with all mutual funds, PIF has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval as required by the 1940 Act. Restrictions and policies that PIF has not designated as being fundamental policies are considered to be "non-fundamental" policies, which may be changed by the Board without shareholder approval. Each of the Funds has a stated investment objective which it pursues through separate investment strategies and which is currently a fundamental policy which cannot be changed without shareholder approval. The stated investment objective of each of the Funds is set forth in Appendix G to this Proxy Statement.

     Reclassifying the investment objective of each Fund from fundamental to non-fundamental will give the Board of Directors greater flexibility to respond more quickly to new developments and changing trends in the marketplace by adjusting the management of and investment opportunities available to the Fund.

     This is particularly the case in view of PIF's "manager of managers" operating structure. Under this structure, the Manager, pursuant to an SEC order, is permitted, subject to approval by the Board, including a majority of the Independent Directors, to appoint sub-advisors (other than sub-advisors affiliated with the Manager) for the Funds and to change the terms of sub-advisory agreements (including sub-advisory fees) with such sub-advisors without shareholder approval. The Manager, with Board approval, is thus able to change sub-advisors from time to time without the expense and delays associated with obtaining shareholder approval. The proposed reclassification as non-fundamental of the investment objectives of the Funds will facilitate the Manager's ability to select and engage new sub-advisors under circumstances when, for example, a sub-advisor change would be advantageous for a Fund but the proposed new sub-advisor has an investment approach that differs sufficiently from that of the Fund's existing sub-advisor to make appropriate a change in the Fund's stated investment objective.

     Except for a proposed change in the investment objective of the Capital Preservation Fund which is discussed below, the Board does not presently intend to make any significant change to the investment objective of any Fund. If the proposed reclassification is approved by shareholders of a Fund, shareholders of the Fund will receive notice of any change in its investment objective prior to implementation of the change.

     Capital Preservation Fund. The current investment objective of the Capital Preservation Fund is to seek a high level of current income while seeking to maintain a stable value per share. If the shareholders of the Capital Preservation Fund approve the Proposal, the Board intends to change the investment objective to provide that the Fund will seek current income while seeking capital preservation.

     The Capital Preservation Fund was established in 2001 as a "stable value" fund, and it, like the stable value funds in other fund families, relied on agreements with third parties to maintain a stable net asset value per share. In 2004, as a result of regulatory concerns about the application of the valuation provisions of the 1940 Act to these kinds of agreements when used by registered investment companies, the Fund adapted by changing to a money market fund strategy in an effort to continue to pursue a stable value objective. PIF, however, has a Money Market Fund which is substantially larger than the Capital Preservation Fund. Consequently, in response to a recommendation from the Manager, the Board has determined that it would be in the best interests of the Fund and its shareholders to change the Capital Preservation Fund's strategy from that of a money market fund to that of an ultra short bond fund. Because an ultra short bond fund has a per share value that is not stable like that of a money market fund but instead fluctuates to reflect the value of the securities which the fund holds, a change in the Fund's investment objective was considered to be necessary.

     From an investment risk/return perspective, the Capital Preservation Fund, as an ultra short bond fund, will fit between the Money Market Fund and the High Quality Short-Term Bond Fund. The Manager expects that it will initially have a duration of approximately 0.9 years, an average credit quality of A+ and investments primarily in asset-backed securities, but also in corporate investment grade, corporate high yield and commercial mortgage-backed securities.

     The Board intends to change the name of the Fund to Ultra Short Bond Fund. The Manager will continue as the manager of the Fund, and Principal Global will continue as its sub-advisor. There will be no change in the Fund's Management Agreement, sub-advisory agreement or Rule 12b-1 Plan or in any of the fees which it pays.

Required Vote

     Approval of the proposed reclassification with respect to each Fund will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund. If approved by shareholders of a Fund, the reclassification of its investment objective as non-fundamental will become effective as of May 27, 2005. If the required shareholder approval is not obtained, the current classification of a Fund's investment objective as fundamental will remain in effect pending shareholder approval of another proposed change or other definitive action.

     The Board of Directors unanimously recommends that the shareholders of each Fund vote "For" the Proposal.

                                   PROPOSAL 4

            APPROVAL OF AMENDMENTS TO PIF'S ARTICLES OF INCORPORATION
                      DEALING WITH REORGANIZATIONS OF FUNDS


Proposal 4A - Amendment to Clarify the Authority of the Board of Directors to Approve Fund Combinations Without Shareholder Approval

(All Funds)

     At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of PIF approve, a proposed amendment to PIF's Articles of Incorporation that would clarify the authority of the Board, without a shareholder vote, to approve a merger or consolidation of a Fund with, or the sale of all or substantially all the assets of a Fund to, another PIF Fund or another fund (a "Fund Combination") under certain circumstances.

     Section 17 of the 1940 Act prohibits or limits certain transactions between affiliated funds. On July 26, 2002, the SEC amended Rule 17a-8 under the 1940 Act to permit combinations of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. The Rule requires a fund board (including a majority of the independent directors) to determine that any such combination is in the best interests of the fund and will not dilute the interests of existing shareholders. Shareholders of an acquired affiliated fund will still be required to approve a combination that would result in a material change in a fundamental investment policy, a material change to the terms of an advisory agreement or the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent directors who were elected by its shareholders.

     Under Maryland law, shareholder approval is currently required for the merger or consolidation of or the sale of substantially all the assets of PIF to another fund. The proposed amendment will have no affect on these requirements of Maryland law. Maryland law, however, does not expressly require shareholder approval of Fund Combinations, that is, combinations involving separate series of a registered investment company. The proposed amendment would clarify the authority of the Board to effect Fund Combinations without shareholder action or approval. Shareholder approval will still be obtained for Fund Combinations when required by Rule 17a-8 or, in the case of combinations with unaffiliated funds, when the Board deems it appropriate.

     The proposed amendment to the Articles of Incorporation, consistent with amended Rule 17a-8, authorizes the Board to approve a Fund Combination without shareholder action or approval only if permitted by the 1940 Act, Maryland law and other applicable laws and regulations. The amendment will provide the Board with increased flexibility to react more quickly to new developments and changes in competitive and regulatory conditions and, as a consequence, may result in Funds that operate more efficiently and economically. If the amendment is approved, the Board will continue to exercise its fiduciary obligations in approving any combination transaction. The Board will evaluate any and all information reasonably necessary to make its determination and consider and give appropriate weight to all pertinent factors in fulfilling its fiduciary obligations to act with due care and in the best interests of shareholders.

     Currently, the Articles of Incorporation do not address reorganizations such as mergers, consolidations or sales of substantially all the assets of the Funds. If the proposed amendment is approved by shareholders, a new Section 12 will be added to Article V of the Articles of Incorporation to provide as follows (the Articles refer to PIF as the "Corporation" and to a Fund as a "series" or a "series of shares"):

          Section 12. Reorganization. The Board may merge or consolidate one or more series of shares with, and may sell, convey and transfer the assets belonging to any one or more series of shares to, another corporation, trust, partnership, association or other organization, or to the Corporation to be held as assets belonging to another series of shares, in exchange for cash, securities or other consideration (including, in the case of a transfer to another series of shares of the Corporation, shares of such other series of shares) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each transferor series of shares if deemed appropriate by the Board. The Board shall have the authority to effect any such merger, consolidation or transfer of assets, without action or approval of the shareholders, to the extent consistent with applicable laws and regulations.

     The authority granted to the Board under the proposed amendment, and the Board's flexibility in administering PIF, will be further enhanced if shareholders also approve Proposals 4B and 4C below, which are related proposed amendments to the Articles of Incorporation. Proposal 4B would authorize the Board, without shareholder action or approval, to liquidate the assets attributable to a Fund or a class of shares, a step which is necessary to complete a Fund Combination in which a Fund transfers substantially all its assets to another Fund in exchange for shares issued by the Fund to which the assets are transferred. Proposal 4C would authorize the Board to designate a class of shares of a Fund as a separate Fund of PIF. This proposal would authorize the Board to convert a class of shares into a Fund for purposes of combining that class of shares with another Fund.

Required Vote

     The shareholders of all the Funds will vote together on the Proposal. The vote required to approve this Proposal is a majority of the outstanding securities of PIF entitled to vote on the Proposal.

     The Board of Directors unanimously recommends that shareholders vote "For" the Proposal.

Proposal 4B - Amendment to Authorize the Board of Directors to Liquidate the Assets Attributable to a Fund or Class of Shares and Terminate the Fund or Class of Shares Without Shareholder Approval

(All Funds)

     At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of PIF approve, a proposed amendment to the PIF's Articles of
Incorporation that would authorize the Board to liquidate the assets attributable to a Fund or a class of shares of a Fund and terminate the Fund or the class of shares without a shareholder vote. Currently, the Articles of Incorporation require shareholder approval for such transactions.

     The amendment will give the Board more flexibility and, subject to applicable requirements of the 1940 Act and Maryland law, broader authority to act with respect to the administration and operation of the Funds. The 1940 Act and Maryland law do not require shareholder approval of a Board decision to liquidate the assets attributable to a particular Fund or class of shares and to terminate the Fund or the class of shares. The presence of the shareholder approval requirement can delay and add expense to the implementation of action which the Board believes is in the best interests of shareholders. The Board has no present intention to liquidate the assets attributable to any Fund or class of shares, but it believes that having the authority to implement such action in the future without obtaining shareholder approval will permit more efficient administration of the affairs of the Fund. The proposed amendment will not alter in any way the Board's existing fiduciary obligations to act with due care and in the best interests of shareholders. Before using the new flexibility provided by the proposed amendment, the Board of Directors must first consider the best interests of shareholders and then act accordingly.

     As stated above, the authority granted to the Board under the proposed amendment, together with the authority that would be granted to the Board if Proposal 4A above and Proposal 4C below are also approved by shareholders, is intended to facilitate Fund Combinations.

     Section 1(c)(4) of Article V of the Fund's Articles of Incorporation addresses "Liquidation" of the Fund or of the assets attributable to a particular Fund or class of shares. If the proposed amendment is approved by shareholders, Section 1(c)(4) as so amended will provide as follows (new language is underlined; language to be deleted is [bracketed]; the Fund is referred to as the Corporation, and a Fund is referred to as a series or a series of shares):

     (4) Liquidation. In the event of the liquidation of the Corporation or of the assets attributable to a particular series or class, the shareholders of each series or class that has been established and designated and is being liquidated shall be entitled to receive, as a series or class, when and as declared by the Board of Directors, the excess of the assets belonging to that series or class over the liabilities belonging to that series or class. The holders of shares of any series or class shall not be entitled thereby to any distribution upon liquidation of any other series or class. The assets so distributable to the shareholder of any particular series or class shall be distributed among such shareholders according to their respective rights taking into account the proper allocation of expenses being borne by that series or class. The liquidation of assets attributable to any particular series or class in which there are shares then outstanding and the termination of the series or the class may be authorized by vote of a majority of the Board of Directors then in office, without action or approval of the shareholders, to the extent consistent with applicable laws and regulation [subject to the approval of a majority of the outstanding voting securities of that series or class, as defined in the Investment Company Act of 1940, as amended]. In the event that there are any general assets not belonging to any particular series or class of stock and available for distribution, such distribution shall be made to holders of stock of various series or classes in such proportion as the Board of Directors determines to be fair and equitable, and such determination by the Board of Directors shall be conclusive and binding for all purposes.

     As stated above, the authority granted to the Board under the proposed amendment, together with the authority that would be granted to the Board if Proposals 4A and 4B above are also approved by shareholders, is intended to facilitate Fund Combinations.

Required Vote

     The shareholders of all the Funds will vote together on the Proposal. The vote required to approve this Proposal is a majority of the outstanding securities of PIF entitled to vote on the Proposal.

     If the Proposal is not approved by shareholders, the current provision of the Articles of Incorporation will remain in effect, and liquidations of assets and terminations of Funds and classes of shares which the Board determines are in the best interests of shareholders will be subject to the added delay and expense associated with obtaining shareholder approval.

     The Board of Directors unanimously recommends that shareholders vote "For" the Proposal.

Proposal 4C - Amendment to Authorize the Board of Directors To Designate a Class of Shares of a Fund as a Separate Fund

(All Funds)

     At its February 24, 2005 meeting, the Board of Directors, including the Independent Directors, unanimously approved, and the Board recommends that shareholders of the Fund approve, a proposed amendment to the Fund's Articles of Incorporation that would authorize the Board to designate any class of shares of a Fund of the Fund as a separate Fund of the Fund.

     Under the Articles of Incorporation, the Board has authority, without action or approval of shareholders, to divide the shares of PIF into separate Funds, to establish new Funds and determine the relative rights and preferences as between the shares of separate Funds, and to divide the shares of any Fund into separate classes of shares. The Board believes that this broad grant of authority may reasonably be construed to permit the Board to designate any class of shares of a Fund as a separate Fund of PIF. However, in order to resolve any uncertainty as to the scope of such authority, the Board has approved a proposed amendment to the Articles of Incorporation that expressly authorizes the Board, without action or approval of shareholders, to designate any class of shares of a Fund as a separate Fund.

     As described above under Proposal 4A, shareholders are also being asked to approve a proposed amendment to the Articles of Incorporation that would clarify the authority of the Board, consistent with the SEC's Rule 17a-8 under the 1940 Act, to approve the merger or consolidation of a Fund with, or the sale of all or substantially all its assets to, another PIF Fund (a "Fund Combination") without shareholder approval when such a combination does not raise significant shareholder issues warranting incurring the expense of soliciting proxies. That proposed amendment is intended to provide the Board with increased flexibility to react quickly to changes in competitive and regulatory conditions. Such flexibility will be further enhanced if shareholders approve the proposed amendment under this Proposal 4C to authorize the Board to designate a class of shares of a Fund as a separate Fund.

     As with the other proposed amendments to the Articles of Incorporation, the proposed amendment authorizing the Board to designate a class of shares as a separate Fund will not alter in any way the Board's existing fiduciary obligations to act with due care and in the best interests of shareholders. Before using any new flexibility that the proposed amendment may afford, the Board must first consider the shareholders' interests and then act accordingly.

     If the proposed amendment to the Articles of Incorporation is approved by shareholders, a new Section 13 will be added to Article V of the Articles of Incorporation to provide as follows (the Articles refer to a Fund as a "series" or a "series of shares"):

          Section 13. Classes of Shares. The Board shall also have the authority, without action or approval of the shareholders, from time to time to designate any class of shares of a series of shares as a separate series of shares as it deems necessary or desirable. The designation of any class of shares of a series of shares as a separate series of shares shall be effective at the time specified by the Board. The Board shall allocate the assets, liabilities and expenses attributable to any class of shares designated as a separate series of shares to such separate series of shares and shall designate the relative rights and preferences of such series of shares, provided that such relative rights and preferences may not be materially adversely different from the relative rights and preferences of the class of shares designated as a separate series of shares.

Required Vote

     The shareholders of all the Funds will vote together on the Proposal. The vote required to approve this Proposal is a majority of the outstanding securities of PIF entitled to vote on the Proposal.

     The Board of Directors unanimously recommends that shareholders vote "For" the Proposal.

                                   PROPOSAL 5

APPROVAL  OF  PROPOSAL  TO PERMIT  THE  MANAGER  TO  SELECT  AND  CONTRACT  WITH
SUB-ADVISORS FOR CERTAIN FUNDS AFTER APPROVAL BY THE BOARD OF DIRECTORS BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Bond & Mortgage Securities, Capital Preservation, Disciplined LargeCap Blend, Diversified International, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International Emerging Markets, International Growth, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010,
Principal  LifeTime  2020,  Principal  LifeTime 2030,  Principal  LifeTime 2040,
Principal LifeTime 2050, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds)

     Under Section 15 of the 1940 Act, a fund must obtain shareholder approval of a sub-advisory agreement in order to employ a new sub-advisor, replace an existing sub-advisor, change the terms of a sub-advisory agreement, or continue the employment of an existing sub-advisor when that sub-advisor's contract terminates because of an assignment. On January 19, 1999, the SEC issued an order (the "Order") which permits the Manager, subject to Board approval, to take these kinds of actions with respect to sub-advisors for the Funds which are not affiliated with the Manager ("Unaffiliated Sub-Advisors") without obtaining approval by shareholders of the Funds. Under the Order, the shareholders of a Fund must approve this "managers-of-managers" arrangement before it may be relied on with respect to that Fund. The manager-of-managers arrangement has been approved by the shareholders of each of the Funds of PIF except for the Bond & Mortgage Securities, Capital Preservation, Disciplined LargeCap Blend, Diversified International, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, International Emerging Markets, International Growth, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Principal LifeTime Strategic Income, Principal LifeTime 2010,
Principal  LifeTime  2020,  Principal  LifeTime 2030,  Principal  LifeTime 2040,
Principal LifeTime 2050, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds (the "Designated Funds").

     At its meeting on February 24, 2005, the Board of Directors unanimously approved, and the Board recommends that the shareholders of each of the Designated Funds approve, the manager-of-managers arrangement. If the shareholders of a Designated Fund approve the arrangement:

          - The Manager will be able,  on behalf of that Fund, to enter into and
     amend  sub-advisory  agreements  with  Unaffiliated   Sub-Advisors  without
     further shareholder approval.;

          - The Board, including a majority of the Independent  Directors,  will
     continue  to  evaluate  and  approve  all  new  and  amended   sub-advisory
     agreements with Unaffiliated Sub-Advisors; and

          - The shareholder approval requirement will continue to apply before a sub-advisory agreement with a sub-advisor affiliated with the Manager may be entered into or materially amended.

     The Board believes that it is in the best interests of the shareholders of the Designated Funds to allow the Manager the maximum flexibility to select, supervise, and evaluate Unaffiliated Sub-Advisors without incurring the expense and potential delay of seeking specific shareholder approval. As noted, the Board will continue to oversee the sub-advisor selection process to ensure that shareholders' interests are protected whenever the Manager selects a new sub-advisor or modifies an existing sub-advisory agreement. As required by the Order, whenever a new sub-advisor is appointed without shareholder approval, the Fund will send to shareholders within 90 days an information statement containing all the relevant information that otherwise would be included in the proxy materials used for a shareholders meeting.

     If the Proposal is approved, amendments to the Management Agreement between the Manager and PIF will remain subject, where applicable, to the shareholder approval requirements of Section 15 of the 1940 Act. Approval of the Proposal generally will permit the Manager, with the approval of the Board, to change the fees payable to an Unaffiliated Sub-Advisor without shareholder approval, which in turn may result in a different net fee retained by the Manager. The proposed arrangements will not permit the Board and the Manager to increase the rate of the management fees payable by a Fund to the Manager under the Management Agreement without first obtaining shareholder approval.

     If shareholders of a Fund approve the Proposal, the Proposal will not be implemented with respect to that Fund until the Board determines to manage that Fund in reliance on the Order. After the Board determines to manage a Fund in reliance on the Order, PIF and the Manager will be required to follow the conditions to which they agreed in connection with the SEC's granting the relief provided by the Order. These conditions, which are described below, require that any Fund managed in reliance on the Order be held out to the public as employing the manager-of-managers strategy and that the prospectus for the Fund prominently disclose that the Manager has ultimate responsibility for the investment performance of such Fund due to its responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. Therefore, upon a determination by the Board to commence management of any Fund in reliance on the Order, the Fund's prospectus will be revised to reflect such reliance and disclose the Manager's ultimate responsibility for the investment performance of the Fund.

     After shareholder approval and a Board determination to manage a Fund in reliance on the Order, PIF and the Manager will be required to adhere to the following conditions to which they agreed in connection with the issuance of the
Order:

     (1) The Manager will not enter into a sub-advisory agreement with any affiliated sub-advisor without that agreement, including the compensation to be paid under it, being approved by the shareholders of the applicable Fund.

     (2) At all times, a majority of the Board will continue to be Independent Directors, and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

     (3) When a sub-advisor change is proposed for a Fund with an affiliated sub-advisor, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board minutes, that the change is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or the affiliated sub-advisor derives an inappropriate advantage.

     (4) Before PIF may rely on the requested order as to any Fund, the operation of that Fund in the manner described in the application for the Order will be approved by a majority of its outstanding voting securities, as defined in the 1940 Act. Before a Future Fund that does not presently have an effective registration statement may rely on the Order, the operation of the Future Fund in the manner described in the application will be approved by its initial shareholder before shares of such Future Fund are made available to the public.

     (5) The Manager will provide general management services to PIF and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) recommend and select sub-advisors;
          (iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) implement procedures reasonably designed to ensure that the sub-advisors comply with the Fund's investment objectives, policies, and restrictions.

     (6) Within 90 days of the hiring of any new sub-advisor, shareholders will be furnished with all information about the new sub-advisor that would be included in a proxy statement. The Manager will meet this condition by providing to shareholders an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

     (7) A Fund will disclose in its prospectus the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing the "Manager of Managers Strategy" described in the application. The prospectus relating to the Fund will prominently disclose that the Manager has ultimate responsibility for the investment performance of each Fund employing sub-advisors due to the Manager's responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement.

     (8) No director or officer of PIF or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by that director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Manager or any entity that controls, is controlled by, or is under common control with the Manager; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.

Required Vote

     The vote required to approve this Proposal for any Designated Fund is a Majority of the Outstanding Voting Securities of the Fund.

     If the Proposal is not approved by the shareholders of a Designated Fund, the Manager and the Fund will enter into new or amended sub-advisory agreements with Unaffiliated Sub-Advisors with respect to that Fund only after obtaining the approval of the shareholders of that Fund, adding additional time and expense to making changes in sub-advisory arrangements with Unaffiliated Sub-Advisors deemed beneficial by the Board.

     The Board of Directors unanimously recommends that shareholders of each of the Designated Funds vote "For" the Proposal.

                                   PROPOSAL 6

     AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION DEALING WITH BORROWING

                                   (All Funds)

     PIF has adopted investment policies for each of its Funds. Policies that can only be changed by a vote of shareholders are considered "fundamental." The 1940 Act requires that certain policies, including those dealing with the issuance of senior securities, borrowing money, underwriting securities of other issuers, concentrating investments, purchasing or selling real estate or commodities and making loans, be fundamental. The Board may elect to designate other policies as fundamental. All of PIF's fundamental policies are referred to as fundamental investment restrictions.

     Under Section 18(f)(1) of the 1940 Act, the Fund may not borrow money, except in situations expressly permitted by Section 18. Sections 8(b)(1)(B) and 13(a)(2) of the 1940 Act together require that PIF have a fundamental policy addressing borrowing for each of the Funds.

     In addition, Section 12(a)(1) of the 1940 Act makes it unlawful for an investment company, in contravention of applicable SEC rules and orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. There are no applicable SEC rules or orders, and the 1940 Act does not expressly require that funds state a fundamental investment policy, regarding this matter. The use of margin in connection with the purchase of securities, however, may be viewed as the issuance of a senior security under circumstances not permitted by Section 18.

     At is February 24, 2005 meeting, the Board of Directors unanimously approved, and the Board recommends that shareholders of each of the Funds approve, a proposal that each of the Funds adopt the following fundamental investment restriction to deal uniformly, comprehensively and succinctly with the borrowing limitations of the 1940 Act:

     The Fund may not borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     Currently, each of the Funds is subject to one of three different borrowing restrictions. These different restrictions, and the Funds to which each applies, are as follows:

          (i) The Fund may not  borrow  money,  except  that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

                  --Partners MidCap Growth Fund II

          (ii) The Fund may not borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

                  --Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040 and Principal LifeTime 2050.

          (iii) The Fund may not borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

                          --All other Funds

     At the present time, the 1940 Act permits a Fund to borrow from banks in an amount up to 33 1/3% of the Fund's total assets, including the amount borrowed. A Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Funds to borrow to the full extent permitted by the 1940 Act. In addition, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

     To the extent that any borrowing made by a Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on a Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Required Vote

     The  shareholders  of each  Fund  will  vote  separately  on the  Proposal.
Approval of the Proposal by a Fund will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund.

     If the required approval by the shareholders of a Fund is not obtained, the current fundamental investment restriction with respect to borrowing will remain in effect for that Fund pending Board consideration and shareholder approval of another proposed change.

     The Board of Directors unanimously recommends that the shareholders of each Fund vote "For" the Proposal.


                               OTHER MATTERS

     We do not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement and in the separate proxy statement/prospectus which deals with the combination of the High Quality Long-Term Bond Fund into the High Quality Intermediate-Term Bond Fund and which is being furnished only to shareholders of the High Quality Long-Term Bond Fund. If any other matters properly come before the Meeting, the shares presented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

     Shareholder proposals to be presented at any future meeting of shareholders of any Fund must be received by us a reasonable time before we commence soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                     BY ORDER OF THE BOARD OF DIRECTORS

April 18, 2005
Des Moines, Iowa

     It is important that proxies be returned promptly. Therefore, shareholders who do not expect to attend the meeting in person are urged to complete, sign, and date and return the proxy ballot in the enclosed envelope.

                                                                     Appendix A


                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     This Appendix sets forth information as to the number of shares outstanding and entitled to vote of each of the Funds and the percentage ownership by certain shareholders of shares of the Funds.

     The following table shows the number of shares outstanding of each class of shares of each of the Funds as of the Record Date.

                           Share Class      Shares            Fund                   Share             Shares
Fund                                        Outstanding                              Class             Outstanding
Bond & Mortgage            Institutional                      Partners LargeCap      Institutional
Securities Fund            Select                              Value Fund            Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Capital Preservation Fund  Institutional                      Partners LargeCap      Institutional
                           Select                             Value Fund I           Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J
Disciplined LargeCap       Institutional                      Partners LargeCap      Institutional
Blend Fund                 Select                             Value Fund II          Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Diversified                Institutional                      Partners MidCap        Institutional
International Fund         Select                             Growth Fund            Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Government Securities      Institutional                      Partners MidCap        Institutional
Fund                       Select                             Growth Fund I          Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

High Quality               Institutional                      Partners MidCap        Institutional
Intermediate-Term Bond     Select                             Growth Fund II         Select
Fund                       Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

High Quality Long-Term     Institutional                      Partners MidCap        Institutional
Bond Fund                  Select                             Value Fund             Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

High Quality Short-Term    Institutional                      Partners MidCap        Institutional
Bond Fund                  Select                             Value Fund I           Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J
High Yield Fund            Institutional                      Partners SmallCap      Institutional
                           Select                             lend Fund              Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Inflation Protection Fund  Institutional                      Partners SmallCap      Institutional
                           Select                             Growth Fund I          Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

International Emerging     Institutional                      Partners SmallCap      Institutional
Markets Fund               Select                             Growth Fund II         Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

International Growth Fund  Institutional                      Partners SmallCap      Institutional
                           Select                             Growth Fund III        Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

LargeCap Growth Fund       Institutional                      Partners SmallCap      Institutional
                           Select                             Value Fund             Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

LargeCap S&P 500 Index     Institutional                      Partners SmallCap      Institutional
Fund                       Select                             Value Fund I           Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J
LargeCap Value Fund        Institutional                      Partners SmallCap      Institutional
                           Select                             Value Fund II          Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

MidCap Blend Fund          Institutional                      Preferred Securities   Institutional
                           Select                             Fund                   Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

MidCap Growth Fund         Institutional                      Principal LifeTime     Institutional
                           Select                             Strategic Income Fund  Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

MidCap S&P 400 Index Fund  Institutional                      Principal LifeTime     Institutional
                           Select                             2010 Fund              Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

MidCap Value Fund          Institutional                      Principal LifeTime     Institutional
                           Select                             2020 Fund              Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Money Market Fund          Institutional                      Principal LifeTime     Institutional
                           Select                             030 Fund               Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners Global Equity     Institutional                      Principal LifeTime     Institutional
Fund                       Select                             2040 Fund              Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners International     Institutional                      Principal LifeTime     Institutional
Fund                       Select                             2050 Fund              Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners LargeCap Blend    Institutional                      Real Estate            Institutional
Fund                       Select                             Securities Fund        Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners LargeCap Blend    Institutional                      SmallCap Blend Fund    Institutional
Fund I                     Select                                                    Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners LargeCap Growth   Institutional                      SmallCap Growth Fund   Institutional
Fund                       Select                                                    Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners LargeCap Growth   Institutional                      SmallCap S&P 600       Institutional
Fund I                     Select                             Index Fund             Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J

Partners LargeCap Growth   Institutional                      SmallCap Value Fund    Institutional
Fund II                    Select                                                    Select
                           Preferred                                                 Preferred
                           Advisors Select                                           Advisors Select
                           Advisors                                                  Advisors
                           Signature                                                 Signature
                           Advisors                                                  Advisors
                           Preferred                                                 Preferred
                           Class J                                                   Class J


     The following table shows as of March 3, 2005 the percentage of the outstanding shares of each class of each of the Funds owned of record or beneficially by Principal Life, either directly or through subsidiaries. Principal Life and its subsidiaries own all of these shares both of record and beneficially, except as otherwise indicated. The ultimate parent of Principal Life is Principal Financial Group, Inc.

                                     Share Class          Percentage             Fund                   Share             Percentage
Fund                                                      Owned by                                      Class             Owned by
                                                          Principal Life                                              Principal Life

Bond & Mortgage Securities Fund                                     Partners LargeCap Value Fund
                                     Institutional        0.34                                         Institutional         0.00
                                     Select               0.00                                         Select                0.00
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   6.38                                         Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
Capital Preservation Fund                                           Partners LargeCap Value Fund I
                                     Institutional        99.94                                        Institutional         40.40
                                     Select               29.28                                        Select                100.00
                                     Preferred            23.38                                        Preferred             100.00
                                     Advisors Select      5.94                                         Advisors Select       67.24
                                     Advisors Signature   99.97                                        Advisors Signature    5.10
                                     Advisors Preferred   1.94                                         Advisors Preferred    100.00
                                     Class J              4.28                                         Class J               N/A
Disciplined LargeCap Blend Fund                                     Partners LargeCap Value Fund II
                                     Institutional        0.00                                         Institutional         74.95
                                     Select               100.00                                       Select                100.00
                                     Preferred            100.00                                       Preferred             2.45
                                     Advisors Select      17.17                                        Advisors Select       100.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   46.73                                        Advisors Preferred    100.00
                                     Class J              N/A                                          Class J               N/A
 Diversified International Fund                                     Partners MidCap Growth Fund
                                     Institutional        100.00                                       Institutional         100.00
                                     Select               0.00                                         Select                5.24
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   15.30                                        Advisors Signature    99.83
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
Government Securities Fund                                          Partners MidCap Growth Fund I
                                     Institutional        100.00                                       Institutional         0.00
                                     Select               0.00                                         Select                5.67
                                     Preferred            0.00                                         Preferred             1.27
                                     Advisors Select      0.00                                         Advisors Select       3.57
                                     Advisors Signature   14.88                                        Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    1.14
                                     Class J              0.00                                         Class J               N.A
High Quality Intermediate-Term                                      Partners MidCap Growth Fund II
Bond Fund
                                     Institutional        48.62                                        Institutional         100.00
                                     Select               11.45                                        Select                80.31
                                     Preferred            0.00                                         Preferred             100.00
                                     Advisors Select      0.00                                         Advisors Select       100.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    100.00
                                     Class J              0.00                                         Class J               N/A
High Quality Long-Term Bond Fund                                    Partners MidCap Value Fund
                                     Institutional        100.00                                       Institutional         0.00
                                     Select               2.01                                         Select                0.15
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    97.87
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.27
High Quality Short-Term Bond Fund                                   Partners MidCap Value Fund I
                                     Institutional        17.76                                        Institutional         0.00
                                     Select               100.00                                       Select                100.00
                                     Preferred            0.00                                         Preferred             14.03
                                     Advisors Select      0.00                                         Advisors Select       14.47
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               N/A
High Yield Fund                                                     Partners SmallCap Blend Fund
                                     Institutional        62.61                                        Institutional         0.00
                                     Select               N/A                                          Select                18.30
                                     Preferred            N/A                                          Preferred             59.99
                                     Advisors Select      N/A                                          Advisors Select       14.26
                                     Advisors Signature   N/A                                          Advisors Signature    99.65
                                     Advisors Preferred   N/A                                          Advisors Preferred    9.61
                                     Class J              N/A                                          Class J               N/A
Inflation Protection Fund                                           Partners SmallCap Growth Fund I
                                    Institutional        96.87                                        Institutional         0.00
                                    Select               100.00                                       Select                0.21
                                    Preferred            100.00                                       Preferred             0.00
                                    Advisors Select      100.00                                       Advisors Select       0.00
                                    Advisors Signature   100.00                                       Advisors Signature    99.07
                                    Advisors Preferred   100.00                                       Advisors Preferred    0.00
                                    Class J              1.82                                         Class J               0.00
International Emerging Markets Fund                                 Partners SmallCap Growth Fund II
                                     Institutional        80.32                                        Institutional         0.00
                                     Select               100.00                                       Select                0.00
                                     Preferred            47.80                                        Preferred             0.00
                                     Advisors Select      95.50                                        Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   52.19                                        Advisors Preferred    0.00
                                     Class J              0.41                                         Class J               0.00
International Growth Fund                                           Partner SmallCap Growth Fund III
                                     Institutional        0.00                                         Institutional         88.74
                                     Select               0.00                                         Select                100.00
                                     Preferred            0.00                                         Preferred             0.72
                                     Advisors Select      0.00                                         Advisors Select       9.86
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    3.77
                                     Class J              0.00                                         Class J               N/A
LargeCap Growth Fund                                                Partners SmallCap Value Fund
                                     Institutional        23.18                                        Institutional         0.00
                                     Select               0.00                                         Select                26.09
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
LargeCap S&P 500 Index Fund                                         Partners SmallCap Value Fund I
                                     Institutional        38.95                                        Institutional         0.00
                                     Select               0.00                                         Select                6.92
                                     Preferred            0.00                                         Preferred             1.44
                                     Advisors Select      0.00                                         Advisors Select       0.97
                                     Advisors Signature   100.00                                       Advisors Signature    98.90
                                     Advisors Preferred   0.00                                         Advisors Preferred    1.27
                                     Class J              0.00                                         Class J               N/A
LargeCap Value Fund                                                 Partners SmallCap Value Fund II
                                     Institutional        30.25                                        Institutional         78.13
                                     Select               67.44                                        Select                100.00
                                     Preferred            0.00                                         Preferred             100.00
                                     Advisors Select      0.00                                         Advisors Select       2.97
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    3.08
                                     Class J              0.00                                         Class J               N/A
MidCap Blend Fund                                                   Preferred Securities Fund
                                     Institutional        100.00                                       Institutional         0.00
                                     Select               0.39                                         Select                100.00
                                     Preferred            0.00                                         Preferred             100.00
                                     Advisors Select      0.00                                         Advisors Select       100.00
                                     Advisors Signature   8.85                                         Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    100.00
                                     Class J              0.00                                         Class J               0.00
MidCap Growth Fund                                                  Principal LifeTime Strategic
                                                                    Income Fund
                                     Institutional        100.00                                       Institutional         0.00
                                     Select               28.04                                        Select                1.29
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.23
                                     Advisors Signature   100.00                                       Advisors Signature    97.65
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
MidCap S&P 400 Index Fund                                           Principal LifeTime 2010 Fund
                                     Institutional        65.90                                        Institutional         0.00
                                     Select               0.00                                         Select                0.28
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    99.06
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
MidCap Value Fund                                                   Principal LifeTime 2020 Fund
                                     Institutional        100.00                                       Institutional         0.00
                                     Select               0.00                                         Select                0.17
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    4.38
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
Money Market Fund                                                   Principal LifeTime 2030 Fund
                                     Institutional        0.00                                         Institutional         0.00
                                     Select               0.29                                         Select                0.14
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   99.97                                        Advisors Signature    96.36
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
Partners Global Equity Fund                                         Principal LifeTime 2040 Fund
                                     Institutional        99.99                                        Institutional         0.00
                                     Select               100.00                                       Select                1.59
                                     Preferred            100.00                                       Preferred             0.00
                                     Advisors Select      100.00                                       Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    98.26
                                     Advisors Preferred   100.00                                       Advisors Preferred    0.00
                                     Class J              N/A                                          Class J               0.00
Partners International Fund                                         Principal LifeTime 2050 Fund
                                     Institutional        0.00                                         Institutional         0.00
                                     Select               0.00                                         Select                2.10
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   99.11                                        Advisors Signature    97.91
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              N/A                                          Class J               0.00
Partners LargeCap Blend Fund                                        Real Estate Securities Fund
                                     Institutional        0.00                                         Institutional         0.00
                                     Select               0.00                                         Select                0.00
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
Partners LargeCap Blend Fund I                                      SmallCap Blend
                                     Institutional        100.00                                       Institutional         100.00
                                     Select               0.51                                         Select                81.12
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.30                                         Class J               0.00
Partners LargeCap Growth Fund                                       SmallCap Growth Fund
                                     Institutional        100.00                                       Institutional         100.00
                                     Select               100.00                                       Select                100.00
                                     Preferred            98.56                                        Preferred             0.00
                                     Advisors Select      4.60                                         Advisors Select       0.00
                                     Advisors Signature   97.80                                        Advisors Signature    100.00
                                     Advisors Preferred   4.00                                         Advisors Preferred    75.78
                                     Class J              1.80                                         Class J               0.00
Partners LargeCap Growth Fund I                                     SmallCap S&P 600 Index Fund
                                     Institutional        0.00                                         Institutional         0.00
                                     Select               0.00                                         Select                0.00
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   100.00                                       Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00
Partners LargeCap Growth Fund II                                    SmallCap Value Fund
                                     Institutional        0.00                                         Institutional         0.00
                                     Select               0.00                                         Select                24.74
                                     Preferred            0.00                                         Preferred             0.00
                                     Advisors Select      0.00                                         Advisors Select       0.00
                                     Advisors Signature   6.49                                         Advisors Signature    100.00
                                     Advisors Preferred   0.00                                         Advisors Preferred    0.00
                                     Class J              0.00                                         Class J               0.00

     As of March 3, 2005, the Directors and officers of PIF together owned less than 1% of the outstanding shares of any class of any of the Funds.

     As of March 3, 2005, the persons identified below the Fund/Shares Class Table, if any for a particular number in the Table, owned of record, or were known by PIF to own beneficially, 5% or more of the outstanding shares of the share classes of the Funds indicated.

                                                     Fund/Share Class Table

                                                                               ADVISORS  ADVISORS   ADVISORS    CLASS
                FUND NAME                   INSTITUTIONAL  SELECT PREFERRED     SELECT   SIGNATURE PREFERRED      J
                ---------                   ------------   ------ ---------    -------  ---------  ----------   ------
 Bond & Mortgage Securities Fund                 594        591      593        590        605       592         501
 Capital Preservation Fund                       599        596      598        595        606       597         543
 Disciplined LargeCap Blend Fund                 699        696      698        695        619       697
 Diversified International Fund                  674        671      673        670        617       672         508
 Government Securities Fund                      614        611      613        610        607       612         503
 High Quality Intermediate-Term Bond Fund        624        621      623        620        608       622         504
 High Quality Long-Term Bond Fund                634        631      633        630        609       632         505
 High Quality Short-Term Bond Fund               644        641      643        640        615       642         506
 High Yield Fund                                 798
 Inflation Protection Fund                       715        706      708        705        709       707         546
 International Emerging Markets Fund             664        661      663        660        616       662         507
 International Growth Fund                       814        811      813        810        618       812         509
 LargeCap Growth Fund                            704        701      703        700        625       702         512
 LargeCap S&P 500 Index Fund                     714        711      713        710        626       712         513
 LargeCap Value Fund                             724        721      723        720        627       722         514
 MidCap Blend Fund                               749        741      743        740        639       742         521
 MidCap Growth Fund                              759        751      753        750        645       752         522
 MidCap S&P 400 Index Fund                       769        761      763        760        646       762         523
 MidCap Value Fund                               774        771      773        770        647       772         524
 Money Market Fund                               784        781      783        780        648       782         525
 Partners International Fund                     789        786      788        785        649       787
 Partners LargeCap Blend Fund                    824        821      823        820        650       822         527
 Partners LargeCap Blend Fund I                  694        691      693        690        651       692         511
 Partners LargeCap Growth Fund                   829        826      828        825        652       827         544
 Partners LargeCap Growth Fund I                 834        831      833        830        653       832         528
 Partners LargeCap Growth Fund II                844        841      843        840        654       842         529
 Partners LargeCap Value Fund                    854        851      853        850        655       852         530
 Partners LargeCap Value Fund I                  804        801      803        800        656       802
 Partners LargeCap Value Fund II                 797        778      795        777        796       779
 Partners MidCap Growth Fund                     874        871      873        870        658       872         532
 Partners MidCap Growth Fund I                   879        876      878        875        659       877
 Partners MidCap Growth Fund II                  776        717      719        716        775       718
 Partners MidCap Value Fund                      884        881      883        880        665       882         533
 Partners MidCap Value Fund I                    894        891      893        890        666       892
 Partners SmallCap Blend Fund                    889        886      888        885        667       887
 Partners SmallCap Growth Fund I                 904        901      906        900        668       902         534
 Partners SmallCap Growth Fund II                915        912      914        911        669       913         535
 Partners SmallCap Growth Fund III               819        816      818        815        675       817
 Partners SmallCap Value Fund                    924        921      923        920        676       922         536
 Partners SmallCap Value Fund I                  935        926      928        925        677       927
 Partners SmallCap Value Fund II                 839        836      838        835        678       837
 Preferred Securities Fund                       929        937      939        936        679       938         545
 Principal LifeTime 2010 Fund                    729        726      728        725        628       727         515
 Principal LifeTime 2020 Fund                    734        731      733        730        629       732         516
 Principal LifeTime 2030 Fund                    739        736      738        735        635       737         517
 Principal LifeTime 2040 Fund                    748        745      747        744        636       746         518
 Principal LifeTime 2050 Fund                    758        755      757        754        637       756         519
 Principal LifeTime Strategic Income Fund        768        765      767        764        638       766         520
 Real Estate Securities Fund                     934        931      933        930        685       932         537
 SmallCap Blend Fund                             944        941      943        940        686       942         538
 SmallCap Growth Fund                            954        951      953        950        687       952         539
 SmallCap S&P 600 Index Fund                     964        961      963        960        688       962         540
 SmallCap Value Fund                             974        971      973        970        689       972         541

  Fund/Share Class                                                 Percentage
       Number          Name and Address                           of Ownership
      546       PRINCIPAL LIFE INSURANCE COMPANY                      9.0
                CUST   IRA OF IRVING WILLIAM GAZDA
                68 WHISPERING PINES RDG
                BRYSON CITY, NC 28713-9327
      546       PRINCIPAL LIFE INSURANCE CO                           5.4
                CUST IRA OF  KENNETH G COOKSON
                619 MARLIN RD
                WINTER SPRINGS, FL 32708-3144
      546       PRINCIPAL LIFE INSURANCE COMPANY                     13.2
                CUST IRA OF VINCENT J CAVORTI
                47 DORCHESTER DR
                YONKERS, NY 10710-2305
      590       Delaware Charter Guarantee & Trust                   23.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      590       Delaware Charter Guarantee & Trust                   76.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      591       Delaware Charter Guarantee & Trust                   96.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      592       Delaware Charter Guarantee & Trust                   19.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      592       Delaware Charter Guarantee & Trust                   80.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      593       Trustar                                              24.4
                F B O Southwire Balanced Fund (Retirement Plan)
                P.O. Box 8963
                Wilmington, DE 19899
      593       Delaware Charter Guarantee & Trust                   61.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      594       LIFETIME 2010 FUND                                   24.9
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      594       LIFETIME 2020 FUND                                   32.1
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      594       LIFETIME 2040 FUND                                    5.2
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      594       LIFETIME STRATEGIC INCOME FUND                       14.8
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      594       LIFETIME 2030 FUND                                   21.2
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      595       Delaware Charter Guarantee & Trust                   88.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      596       Delaware Charter Guarantee & Trust                   70.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      597       Delaware Charter Guarantee & Trust                   98.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      598       Delaware Charter Guarantee & Trust                   76.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      605       Delaware Charter Guarantee & Trust                   93.6
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      607       Delaware Charter Guarantee & Trust                   85.1
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      610       Delaware Charter Guarantee & Trust                    5.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      610       Delaware Charter Guarantee & Trust                   94.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      611       Delaware Charter Guarantee & Trust                   17.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      611       Delaware Charter Guarantee & Trust                   77.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      612       Delaware Charter Guarantee & Trust                   53.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      612       Delaware Charter Guarantee & Trust                   42.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      613       DELAWARE CHARTER GUAR & TRUST                        17.3
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      613       BANKERS TRUST COMPANY TRUSTEE                        10.6
                FBO PARTNER RE RESTURATION
                SALARY DEFERRED PLAN
                665 LOCUST ST # HAYEK
                DES MOINES, IA 50309-3702
      613       WELLS FARGO TRUST COMPANY TRUSTEE                     6.3
                FBO WORLD INSURANCE EXECUTIVE SERP
                PLN  ATTN DEANNA SWERTZIC
                1919 DOUGLAS ST
                OMAHA, NE 68102-1317
      613       Delaware Charter Guarantee & Trust                   35.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      613       Delaware Charter Guarantee & Trust                   19.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      617       Delaware Charter Guarantee & Trust                   84.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      620       Delaware Charter Guarantee & Trust                   15.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      620       Delaware Charter Guarantee & Trust                   84.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      621       Wachovia Bank NA                                     87.3
                FBO Kewaunee Scientific Corp Exec Def Plan
                Tanya Whitaker One West Fourth Stre
                Winston-Salem, NC 27150
      622       Trustar                                               6.3
                FBO The Church Of God 403(b) Pension Plan --
                Moderate
                P.O. Box 8963
                Wilmington, DE 19899
      622       Trustar                                              12.8
                FBO The Church Of God 403(b) Pension Plan --
                Capital Opportunities
                P.O. Box 8963
                Wilmington, DE 19899
      622       Trustar                                              72.8
                FBO The Church Of God 403(b) Pension Plan --
                Growth & Income
                P.O. Box 8963
                Wilmington, DE 19899
      622       Delaware Charter Guarantee & Trust                    5.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      623       WELLS FARGO TRUST COMPANY TRUSTEE                     8.8
                FBO WORLD INSURANCE EXECUTIVE SERP
                PLN  ATTN DEANNA SWERTZIC
                1919 DOUGLAS ST
                OMAHA, NE 68102-1317
      623       Delaware Charter Guarantee & Trust                   84.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      624       PERSHING LLC                                         28.9
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      624       PERSHING LLC                                         16.1
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      629       Delaware Charter Guarantee & Trust                   95.6
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      630       Delaware Charter Guarantee & Trust                    8.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      630       Delaware Charter Guarantee & Trust                   91.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      631       Delaware Charter Guarantee & Trust                   28.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      631       Principal Trust Company                              23.9
                FBO Susan Saggione
                1013 Centre Rd
                Wilmington, DE 19805
      631       Principal Trust Co NA                                 9.5
                FBO SUSAN SAGGIONE
                1013 CENTRE RD
                WILMINGTON, DE 19805-1265
      631       Principal Trust Company                              33.9
                FBO  Susan Saggione
                1013 Centre Rd
                Wilmington, DE 19805
      632       Delaware Charter Guarantee & Trust                   58.5
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      632       Delaware Charter Guarantee & Trust                   34.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      632       Delta Dental Plan of Oklahoma                         5.5
                FBO Stephanie Elliot
                16 NW 63rd ST
                Oklahoma City, OK 73116
      633       BANKERS TRUST COMPANY TTEE                            5.4
                FBO MICROFLO COMPANY NQ EXCESS PLAN
                665 LOCUST ST
                DES MOINES, IA 50309-3702
      633       Indiana Trust & Investment Manage                     6.2
                FBO TALAGI INC PFT SHAR & TRUST
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      633       BANKERS TRUST CO NA TTEE FBO CAL                      7.6
                ATTN ANJI HAYEK
                665 LOCUST ST
                DES MOINES, IA 50309-3702
      633       Delaware Charter Guarantee & Trust                   26.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      633       J Moorhouse & R Stine TTEE                           36.5
                FBO Bakersfield Californian NQ Pl       . Trustee
                PO Box 81075
                Bakersfield, CA 93380
      633       Bankers Trust Company NA                              7.2
                FBO Debbie Williams
                665 Locust St
                Des Moines, IA 50304
      639       Delaware Charter Guarantee & Trust                   91.1
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      640       Delaware Charter Guarantee & Trust                   54.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      640       Delaware Charter Guarantee & Trust                   45.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      642       Delaware Charter Guarantee & Trust                   87.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      643       Delaware Charter Guarantee & Trust                   78.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      643       Delaware Charter Guarantee & Trust                   15.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      644       PERSHING LLC                                         56.8
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      644       PERSHING LLC                                         23.6
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      654       Delaware Charter Guarantee & Trust                   93.5
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      656       Delaware Charter Guarantee & Trust                   94.9
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      662       Delaware Charter Guarantee & Trust                   42.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      663       DELAWARE CHARTER GUARANTEE & TRUST                   43.9
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      664       PERSHING LLC                                         14.8
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      670       Delaware Charter Guarantee & Trust                   10.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      670       Delaware Charter Guarantee & Trust                   89.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      671       Delaware Charter Guarantee & Trust                   97.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      672       Delaware Charter Guarantee & Trust                   19.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      672       Delaware Charter Guarantee & Trust                   79.8
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      673       DELAWARE CHARTER GUAR & TRUST                        35.8
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      673       Delaware Charter Guarantee & Trust                    5.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      673       Delaware Charter Guarantee & Trust                   52.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      674       THE PRINCIPAL TRUST FOR POST-                        12.2
                RETIREMENT MEDICAL BENEFITS
                RETIRED IND FIELD 5073
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      674       PRINCIPAL TRUST FOR LIFE INS                          6.3
                BENEFITS FOR EE'S - RETIRED 5016
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      674       PRINCIPAL TRUST FOR HEALTH                            9.9
                BENEFITS FOR IND FIELD - RETIRED 5025
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      674       THE PRINCIPAL TRUST FOR POST-                        62.2
                RETIREMENT MEDICAL BENEFITS
                RETIRED EE 5072
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      690       Delaware Charter Guarantee & Trust                   17.6
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      690       Delaware Charter Guarantee & Trust                   82.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      691       Delaware Charter Guarantee & Trust                   99.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      692       Delaware Charter Guarantee & Trust                   99.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      693       DELAWARE CHARTER GUAR & TRUST                        51.8
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      693       Delaware Charter Guarantee & Trust                   18.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      693       Delaware Charter Guarantee & Trust                   12.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      693       J Moorhouse & R Stine TTEE                           10.1
                FBO Bakersfield Californian NQ Pl  . Trustees
                PO Box 81075
                Bakersfield, CA 93380
      693       BANKERS TRUST COMPANY E675                            6.1
                FBO NQ EXCESS PLAN OF HICKORY FARMS
                ANJI RAINEY
                665 LOCUST ST
                DES MOINES, IA 50304-0897
      697       Delaware Charter Guarantee & Trust                   23.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      697       Delta Dental Plan of Oklahoma                        25.3
                FBO Stephanie Elliot
                16 NW 63rd ST
                Oklahoma City, OK 73116
      699       LIFETIME 2010 FUND                                   13.1
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      699       LIFETIME 2020 FUND                                   30.5
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      699       LIFETIME 2040 FUND                                   13.7
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      699       LIFETIME 2050 FUND                                    6.9
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      699       LIFETIME 2030 FUND                                   31.4
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      700       Delaware Charter Guarantee & Trust                   99.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      701       Delaware Charter Guarantee & Trust                   100.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      702       Delaware Charter Guarantee & Trust                   12.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      702       Delaware Charter Guarantee & Trust                   86.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      703       DELAWARE CHARTER GUAR & TRUST                        50.3
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      703       Delaware Charter Guarantee & Trust                   40.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      704       LIFETIME 2010 FUND                                   10.7
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      704       LIFETIME 2020 FUND                                   23.4
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      704       LIFETIME 2040 FUND                                   10.6
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      704       LIFETIME 2050 FUND                                    5.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      704       LIFETIME 2030 FUND                                   23.6
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      704       THE PRINCIPAL TRUST FOR POST-                        14.6
                RETIREMENT MEDICAL BENEFITS
                RETIRED EE 5072
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      710       Delaware Charter Guarantee & Trust                   16.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      710       Delaware Charter Guarantee & Trust                   83.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      711       Delaware Charter Guarantee & Trust                   10.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      711       Delaware Charter Guarantee & Trust                   68.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      711       Bankers Trust Company NA                              6.8
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      711       Principal Trust Company                               5.9
                FBO Susan Saggione
                1013 Centre Rd
                Wilmington, DE 19805
      712       Trustar                                              12.6
                FBO The Church Of God 403(b) Pension Plan --
                Growth & Income
                P.O. Box 8963
                Wilmington, DE 19899
      712       Delaware Charter Guarantee & Trust                    9.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      712       Delaware Charter Guarantee & Trust                   69.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      713       DELAWARE CHARTER GUAR & TRUST                         6.2
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      713       Delaware Charter Guarantee & Trust                   16.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      713       Delaware Charter Guarantee & Trust                   72.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      714       PERSHING LLC                                         23.0
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      714       PERSHING LLC                                         33.9
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      717       First Premium Bank TTEE                              19.6
                FBO John L Scott Inc Def Comp
                601 S Minnesota Ave
                Sioux Falls, SD 57104
      720       Delaware Charter Guarantee & Trust                   14.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      720       Delaware Charter Guarantee & Trust                   85.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      721       Delaware Charter Guarantee & Trust                   32.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      722       Delaware Charter Guarantee & Trust                   24.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      722       Delaware Charter Guarantee & Trust                   66.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      723       DELAWARE CHARTER GUAR & TRUST                        22.9
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      723       WELLS FARGO TRUST COMPANY TRUSTEE                    20.1
                FBO WORLD INSURANCE EXECUTIVE SERP
                PLN  ATTN DEANNA SWERTZIC
                1919 DOUGLAS ST
                OMAHA, NE 68102-1317
      723       Delaware Charter Guarantee & Trust                   49.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      724       LIFETIME 2010 FUND                                    9.8
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      724       LIFETIME 2020 FUND                                   21.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      724       LIFETIME 2040 FUND                                    9.4
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      724       LIFETIME 2030 FUND                                   21.5
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      724       THE PRINCIPAL TRUST FOR POST-                        19.1
                RETIREMENT MEDICAL BENEFITS
                RETIRED EE 5072
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      725       Delaware Charter Guarantee & Trust                   10.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      725       Delaware Charter Guarantee & Trust                   89.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      726       Delaware Charter Guarantee & Trust                   81.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      726       Bankers Trust Company NA                             18.2
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      727       Delaware Charter Guarantee & Trust                   44.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      727       Delaware Charter Guarantee & Trust                   55.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      728       Delaware Charter Guarantee & Trust                   91.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      729       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      730       Delaware Charter Guarantee & Trust                   12.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      730       Delaware Charter Guarantee & Trust                   87.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      731       Delaware Charter Guarantee & Trust                   90.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      731       Bankers Trust Company NA                              9.1
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      732       Delaware Charter Guarantee & Trust                   33.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      732       Delaware Charter Guarantee & Trust                   66.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      733       Delaware Charter Guarantee & Trust                   94.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      734       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      735       Delaware Charter Guarantee & Trust                   10.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      735       Delaware Charter Guarantee & Trust                   89.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      736       Delaware Charter Guarantee & Trust                   97.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      737       Delaware Charter Guarantee & Trust                   35.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      737       Delaware Charter Guarantee & Trust                   63.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      738       DELAWARE CHARTER GUAR & TRUST                         5.3
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      738       Delaware Charter Guarantee & Trust                   91.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      739       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      740       Delaware Charter Guarantee & Trust                   97.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      741       Delaware Charter Guarantee & Trust                   75.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      741       Bankers Trust Company NA                             22.1
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      742       Delaware Charter Guarantee & Trust                   94.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      743       DELAWARE CHARTER GUAR & TRUST                        29.7
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      743       Delaware Charter Guarantee & Trust                   56.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      744       Delaware Charter Guarantee & Trust                    8.5
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      744       Delaware Charter Guarantee & Trust                   90.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      745       Delaware Charter Guarantee & Trust                   70.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      745       Bankers Trust Company NA                             27.7
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      746       Delaware Charter Guarantee & Trust                   11.6
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      746       Delaware Charter Guarantee & Trust                   88.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      747       Delaware Charter Guarantee & Trust                    5.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      747       Delaware Charter Guarantee & Trust                   92.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      748       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      750       Delaware Charter Guarantee & Trust                   98.7
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      751       Principal Trust Company                              71.9
                FBO Nextel Prtnrs Op Corp NQ Def Comp
                Susan Saggione
                1013 Centre Road
                Wilmington, DE 19805
      752       Duke Corporate Education TTEE                        23.3
                FBO NQ Plan of Duke Corporate Edu
                Barbara Frick
                333 Liggett St.
                Durham, NC 27701
      752       Delaware Charter Guarantee & Trust                   69.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      753       NPGC NON-QUALIFIED DEFERRED COMPE                    23.9
                ATTN: LEIMKUHLER LYLE
                PO BOX 29
                SAINT JOSEPH, MO 64502-0029
      753       Delaware Charter Guarantee & Trust                   55.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      753       Delaware Charter Guarantee & Trust                   21.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      754       Delaware Charter Guarantee & Trust                   95.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      755       Delaware Charter Guarantee & Trust                   40.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      755       Bankers Trust Company NA                             57.6
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      756       Delaware Charter Guarantee & Trust                   25.8
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      756       Delaware Charter Guarantee & Trust                   73.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      757       Delaware Charter Guarantee & Trust                   91.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      758       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      760       Delaware Charter Guarantee & Trust                   18.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      760       Delaware Charter Guarantee & Trust                   81.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      761       Delaware Charter Guarantee & Trust                   25.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      761       Delaware Charter Guarantee & Trust                   72.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      762       Delaware Charter Guarantee & Trust                   20.5
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      762       Delaware Charter Guarantee & Trust                   72.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      763       Delaware Charter Guarantee & Trust                   41.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      763       Delaware Charter Guarantee & Trust                   51.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      764       Delaware Charter Guarantee & Trust                   95.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      765       Delaware Charter Guarantee & Trust                   62.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      765       Bankers Trust Company NA                             36.1
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      766       Delaware Charter Guarantee & Trust                    9.2
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      766       Delaware Charter Guarantee & Trust                   90.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      767       DELAWARE CHARTER GUAR & TRUST                        14.3
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      767       Delaware Charter Guarantee & Trust                   80.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      768       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      769       PERSHING LLC                                          9.7
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      769       PERSHING LLC                                         21.4
                P. O. BOX 2052
                JERSEY CITY, NJ 07303-9998
      770       Delaware Charter Guarantee & Trust                   100.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      771       Delaware Charter Guarantee & Trust                   21.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      771       Principal Trust Company                              36.4
                FBO Susan Saggione
                1013 Centre Rd
                Wilmington, DE 19805
      771       Principal Trust Company                              37.0
                FBO Susan Saggione
                1013 Centre Rd
                Wilmington, DE 19805
      772       Delaware Charter Guarantee & Trust                   96.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      773       FLORIDA APPLE WEST LLC NQ EXCESS                      6.9
                ATTN SHANA HUR
                1 W 4TH ST
                WINSTON-SALEM, NC 27101-3806
      773       BANKERS TRUST COMPANY TRUSTEE                        24.7
                FBO PARTNER RE RESTURATION
                SALARY DEFERRED PLAN
                665 LOCUST ST # HAYEK
                DES MOINES, IA 50309-3702
      773       WEST BEND MUTUAL INSURANC CO DEF                     18.2
                ATTN ANJI HAYEK
                665 LOCUST ST
                DES MOINES, IA 50309-3702
      773       Delaware Charter Guarantee & Trust                   23.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      780       Delaware Charter Guarantee & Trust                   94.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      781       Bankers Trust Company NA                             69.3
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      781       Wachovia Bank NA                                     23.3
                FBO Kewaunee Scientific Corp Exec Def Plan
                Tanya Whitaker One West Fourth Stre
                Winston-Salem, NC 27150
      782       DELAWARE CHARTER GUAR & TRUST                        22.4
                FBO PRINCIPAL ADVANTAGE TRUST
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      782       Delaware Charter Guarantee & Trust                   57.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      783       DELAWARE CHARTER GUAR & TRUST                         9.1
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      783       INSURANCE SERVICES OFFICE, INC TTEE                   7.9
                ISO SUPPLEMENTAL EXEC SAVING PLAN
                545 WASHINGTON BLVD
                JERSEY CITY, NJ 07310-1607
      783       Trustar                                              10.0
                FBO SOUTHWIRE BALANCED FUND
                RETIREMENT PLAN
                PO BOX 8963
                WILMINGTON, DE 19899-8963
      783       Delaware Charter Guarantee & Trust                   40.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      783       PRINCIPAL TRUST COMPANY NA TTEE                       7.3
                ATTN SUSAN SAGGIONE
                FBO PRIORITY HLTH SUPPL EX DEF PLN
                C/O DEBORAH PHILLIPS
                1231 E BELTLINE AVE NE
                GRAND RAPIDS, MI 49525-7024
      784       LIFETIME 2010 FUND                                   47.2
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      784       LIFETIME STRATEGIC INCOME FUND                       52.7
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      785       Delaware Charter Guarantee & Trust                   100.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      786       Delaware Charter Guarantee & Trust                   100.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      787       Delaware Charter Guarantee & Trust                   89.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      787       Delaware Charter Guarantee & Trust                   10.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      788       DELAWARE CHARTER GUARANTEE & Trust                   98.1
                FBO PRINCIPA FINACIAL GROUP
                711 High Street
                Des Moines, IA 50303
      789       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      795       Delaware Charter Guarantee & Trust                   97.5
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      797       Delaware Charter Guarantee & Trust                   25.0
                FBO NO PLAN
                711 High Street
                Des Moines, IA 50303
      798       MARSHALL AND ILSEY TRUST CO                          35.3
                TRUST AGREEMENT PLAN
                FBO ALLIANT ENERGY -IPC-PRINCIPAL
                1000 N WATER ST # TR14
                MILWAUKEE, WI 53202-6648
      800       Delaware Charter Guarantee & Trust                   32.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      804       PRINCIPAL LIFE INSURANCE CO                          59.5
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      810       Delaware Charter Guarantee & Trust                    7.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      810       Delaware Charter Guarantee & Trust                   91.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      811       Delaware Charter Guarantee & Trust                   96.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      812       Delaware Charter Guarantee & Trust                   25.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      812       Delaware Charter Guarantee & Trust                   74.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      813       BANKERS TRUST COMPANY TRUSTEE                         5.9
                FBO PARTNER RE RESTURATION SALARY
                DEFERRED PLAN
                665 LOCUST ST # HAYEK
                DES MOINES, IA 50309-3702
      813       Delaware Charter Guarantee & Trust                   91.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      814       LIFETIME 2010 FUND                                    6.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      814       LIFETIME 2020 FUND                                   13.8
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      814       LIFETIME 2040 FUND                                    6.0
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      814       LIFETIME 2030 FUND                                   14.1
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
                                             SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12

                         PRINCIPAL INVESTORS FUND, INC.
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:


      814       PRINCIPAL LIFE INSURANCE CO                          54.6
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      815       Delaware Charter Guarantee & Trust                   90.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      817       Delaware Charter Guarantee & Trust                   96.2
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      818       Delaware Charter Guarantee & Trust                   99.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      819       PRINCIPAL LIFE INSURANCE CO                          11.2
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      820       Delaware Charter Guarantee & Trust                   94.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      821       Delaware Charter Guarantee & Trust                   96.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      822       Delaware Charter Guarantee & Trust                    6.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      822       Delaware Charter Guarantee & Trust                   93.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      823       Delaware Charter Guarantee & Trust                   95.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      824       PRINCIPAL LIFE INSURANCE CO                          99.9
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      825       Delaware Charter Guarantee & Trust                   95.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      827       Delaware Charter Guarantee & Trust                   27.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      827       Delaware Charter Guarantee & Trust                   68.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      830       Delaware Charter Guarantee & Trust                    6.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      830       Delaware Charter Guarantee & Trust                   92.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      831       Delaware Charter Guarantee & Trust                    7.6
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      831       Delaware Charter Guarantee & Trust                   87.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      832       Delaware Charter Guarantee & Trust                   12.8
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      832       Delaware Charter Guarantee & Trust                   86.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      833       Delaware Charter Guarantee & Trust                   12.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      833       Delaware Charter Guarantee & Trust                   84.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      834       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      835       Delaware Charter Guarantee & Trust                   97.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      837       Delaware Charter Guarantee & Trust                   96.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      839       PRINCIPAL LIFE INSURANCE CO                          21.3
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      840       Delaware Charter Guarantee & Trust                   96.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      841       Delaware Charter Guarantee & Trust                   100.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      842       Delaware Charter Guarantee & Trust                   96.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      843       Delaware Charter Guarantee & Trust                   99.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      844       LIFETIME 2010 FUND                                    7.5
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      844       LIFETIME 2020 FUND                                   16.5
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      844       LIFETIME 2040 FUND                                    7.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      844       LIFETIME 2030 FUND                                   16.6
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      844       PRINCIPAL LIFE INSURANCE CO                          46.2
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      850       Delaware Charter Guarantee & Trust                    5.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      850       Delaware Charter Guarantee & Trust                   94.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      851       Delaware Charter Guarantee & Trust                   95.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      852       Delaware Charter Guarantee & Trust                   11.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      852       Delaware Charter Guarantee & Trust                   87.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      853       Delaware Charter Guarantee & Trust                   11.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      853       Delaware Charter Guarantee & Trust                   81.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      854       PRINCIPAL LIFE INSURANCE CO                          87.5
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      870       Delaware Charter Guarantee & Trust                    9.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      870       Delaware Charter Guarantee & Trust                   89.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      871       Delaware Charter Guarantee & Trust                    5.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      871       Delaware Charter Guarantee & Trust                   89.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      872       Delaware Charter Guarantee & Trust                   10.6
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      872       Delaware Charter Guarantee & Trust                   89.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      873       DELAWARE CHARTER GUAR & TRUST                        18.1
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      873       Delaware Charter Guarantee & Trust                   75.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      875       Delaware Charter Guarantee & Trust                   96.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      876       Delaware Charter Guarantee & Trust                   94.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      877       Delaware Charter Guarantee & Trust                   98.5
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      878       Delaware Charter Guarantee & Trust                   98.7
                FBO Various Qualifed Plans
                711 High Street
                Des Moines, IA 50303
      879       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      880       Delaware Charter Guarantee & Trust                    8.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      880       Delaware Charter Guarantee & Trust                   91.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      881       Delaware Charter Guarantee & Trust                   95.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      882       Delaware Charter Guarantee & Trust                   15.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      882       Delaware Charter Guarantee & Trust                   80.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      883       Delaware Charter Guarantee & Trust                   95.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      884       PRINCIPAL LIFE INSURANCE CO                          99.9
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      885       Delaware Charter Guarantee & Trust                   84.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      886       Delaware Charter Guarantee & Trust                   78.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      887       Delaware Charter Guarantee & Trust                   26.6
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      887       Delaware Charter Guarantee & Trust                   61.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      888       Board of Trustee of IEASO 401K                       15.1
                FBO ILL EDU ASSOC STAFF ORG 401K
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      888       Delaware Charter Guarantee & Trust                    9.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      888       J Moorhouse & R Stine TTEE                           15.3
                FBO Bakersfield Californian NQ Pl. Trustees
                PO Box 81075
                Bakersfield, CA 93380
      889       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      890       Delaware Charter Guarantee & Trust                   85.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      892       Delaware Charter Guarantee & Trust                   100.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      893       Delaware Charter Guarantee & Trust                   85.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      894       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      900       Delaware Charter Guarantee & Trust                   12.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      900       Delaware Charter Guarantee & Trust                   87.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      901       Delaware Charter Guarantee & Trust                   47.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      901       Delaware Charter Guarantee & Trust                   51.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      902       Delaware Charter Guarantee & Trust                   96.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      904       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      906       Delaware Charter Guarantee & Trust                   13.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      906       Delaware Charter Guarantee & Trust                   84.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      911       Delaware Charter Guarantee & Trust                   13.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      911       Delaware Charter Guarantee & Trust                   86.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      912       Delaware Charter Guarantee & Trust                    5.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      912       Delaware Charter Guarantee & Trust                   92.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      913       Delaware Charter Guarantee & Trust                   11.8
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      913       Delaware Charter Guarantee & Trust                   84.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      914       Delaware Charter Guarantee & Trust                   94.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      915       PRINCIPAL LIFE INSURANCE CO                          90.8
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      920       Delaware Charter Guarantee & Trust                   20.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      920       Delaware Charter Guarantee & Trust                   79.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      921       Delaware Charter Guarantee & Trust                   16.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      921       Principal Trust Company                              55.1
                FBO Nextel Prtnrs Op Corp NQ Def Comp
                Susan Saggione
                1013 Centre Road
                Wilmington, DE 19805
      922       Delaware Charter Guarantee & Trust                    8.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      922       Delaware Charter Guarantee & Trust                   91.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      923       Delaware Charter Guarantee & Trust                   18.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      923       Delaware Charter Guarantee & Trust                   80.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      924       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      925       Delaware Charter Guarantee & Trust                   36.3
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      925       Delaware Charter Guarantee & Trust                   62.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      926       Delaware Charter Guarantee & Trust                   85.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      927       Delaware Charter Guarantee & Trust                   18.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      927       Delaware Charter Guarantee & Trust                   78.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      928       Delaware Charter Guarantee & Trust                   93.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      929       LIFETIME 2010 FUND                                   12.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      929       LIFETIME 2020 FUND                                   17.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      929       LIFETIME STRATEGIC INCOME FUND                        6.2
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      929       LIFETIME 2030 FUND                                   10.8
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      929       PRINCIPAL LIFE INSURANCE CO                          49.6
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      930       Delaware Charter Guarantee & Trust                   16.6
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      930       Delaware Charter Guarantee & Trust                   83.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      931       Delaware Charter Guarantee & Trust                   41.7
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      931       Delaware Charter Guarantee & Trust                   56.7
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      932       Trustar                                               6.1
                FBO The Church Of God 403(b) Pension Plan --
                Agressive Growth
                P.O. Box 8963
                Wilmington, DE 19899
      932       Trustar                                              15.5
                FBO The Church Of God 403(b) Pension Plan --
                Growth & Income
                P.O. Box 8963
                Wilmington, DE 19899
      932       Delaware Charter Guarantee & Trust                   11.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      932       Delaware Charter Guarantee & Trust                   58.0
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      933       DELAWARE CHARTER GUAR & TRUST                         7.3
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      933       Delaware Charter Guarantee & Trust                   30.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      933       Delaware Charter Guarantee & Trust                   51.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      934       LIFETIME 2010 FUND                                   17.0
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      934       LIFETIME 2020 FUND                                   18.5
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      934       LIFETIME STRATEGIC INCOME FUND                       11.0
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      934       LIFETIME 2030 FUND                                   13.4
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      934       PRINCIPAL LIFE INSURANCE CO                          34.4
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      935       PRINCIPAL LIFE INSURANCE CO                          100.0
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN: RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      940       Delaware Charter Guarantee & Trust                   95.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      941       Delaware Charter Guarantee & Trust                   18.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      942       Delaware Charter Guarantee & Trust                    6.5
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      942       Delaware Charter Guarantee & Trust                   92.8
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      943       Delaware Charter Guarantee & Trust                   10.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      943       Delaware Charter Guarantee & Trust                   77.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      944       THE PRINCIPAL TRUST FOR POST-                        12.3
                RETIREMENT MEDICAL BENEFITS
                RETIRED IND FIELD 5073
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      944       PRINCIPAL TRUST FOR LIFE INS                          6.2
                BENEFITS FOR EE'S - RETIRED 5016
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      944       PRINCIPAL TRUST FOR HEALTH                            9.8
                BENEFITS FOR IND FIELD - RETIRED 5025
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      944       THE PRINCIPAL TRUST FOR POST-                        62.3
                RETIREMENT MEDICAL BENEFITS
                RETIRED EE 5072
                ATTN CRYSTAL MORRIS S-003-S60
                PRINCIPAL FINANCIAL GROUP
                DES MOINES, IA 50392-0480
      950       Delaware Charter Guarantee & Trust                   99.9
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      952       Delaware Charter Guarantee & Trust                    6.3
                FBO Various NonQualifed Plans
                711 High Street
                Des Moines, IA 50303
      952       Principal Trust Company                               8.0
                FBO Promenix Inc NQ Excess Plan
                Susan Saggione
                1013 Centre Road
                Wilmington, DE 19805
      952       SC Episcopal Home at Still Hopes In                   5.0
                FBO SCEH at Still Hopes Inc 457b
                Ray Colston
                One Still Hopes Drive
                West Columbia, SC 29169
      953       NPGC NON-QUALIFIED DEFERRED COMPE                    10.1
                ATTN LEIMKUHLER LYLE
                PO BOX 29
                SAINT JOSEPH, MO 64502-0029
      953       Delaware Charter Guarantee & Trust                    7.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      953       Delaware Charter Guarantee & Trust                   76.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      960       Delaware Charter Guarantee & Trust                   10.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      960       Delaware Charter Guarantee & Trust                   89.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      961       Delaware Charter Guarantee & Trust                   15.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      961       Delaware Charter Guarantee & Trust                   71.4
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      961       Bankers Trust Company NA                             12.7
                FBO Delora Williams
                665 Locust
                Des Moines, IA 50304
      962       Delaware Charter Guarantee & Trust                   13.9
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      962       Delaware Charter Guarantee & Trust                   83.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      963       DELAWARE CHARTER GUAR & TRUST                         6.4
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN:  RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      963       Delaware Charter Guarantee & Trust                   13.1
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      963       Delaware Charter Guarantee & Trust                   76.3
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      964       LIFETIME 2010 FUND                                   28.2
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      964       LIFETIME 2020 FUND                                   23.6
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      964       LIFETIME 2040 FUND                                   11.0
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      964       LIFETIME 2050 FUND                                    5.7
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      964       LIFETIME STRATEGIC INCOME FUND                        6.4
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      964       LIFETIME 2030 FUND                                   24.8
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      970       Delaware Charter Guarantee & Trust                   14.8
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      970       Delaware Charter Guarantee & Trust                   85.1
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      971       Delaware Charter Guarantee & Trust                   21.4
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      971       Delaware Charter Guarantee & Trust                   53.2
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      972       Delaware Charter Guarantee & Trust                    8.0
                FBO Various NonQualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      972       Delaware Charter Guarantee & Trust                   91.6
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      973       BANKERS TRUST COMPANY TRUSTEE                         5.2
                FBO NQ EXCESS PLAN OF DENKOR
                ATTN ANJI RAINEY
                665 LOCUST ST
                DES MOINES, IA 50309-3702
      973       Delaware Charter Guarantee & Trust                   70.5
                FBO Various Qualifed Plans
                FBO PRINCIPAL FINANCIAL GROUP
                ATTN RIS NPIO TRADE DESK
                711 HIGH STREET
                DES MOINES, IA 50392
      974       LIFETIME 2020 FUND                                   33.0
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      974       LIFETIME 2040 FUND                                   18.3
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      974       LIFETIME 2050 FUND                                   10.0
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200
      974       LIFETIME 2030 FUND                                   38.5
                ATTN JAMIE SCRIGNOLI N-002-E20
                MUTUAL FUND ACCOUNTING
                711 HIGH STREET
                DES MOINES, IA 50392-0200

                                                                     Appendix B


                         PRINCIPAL INVESTORS FUND, INC.
                     AUDIT AND NOMINATING COMMITTEE CHARTER

Organization

The Audit and Nominating Committee of the Board of Directors ("Board") shall be composed of directors who are not interested persons as defined in the Investment Company Act of 1940.

Statement of Policy

The function of the Audit and Nominating Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Funds management for preparing; or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the persons professional or expert competence; or (3) a Board committee of which the director is not a member.

     The Committee shall assist the directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to monitoring the integrity of the financial reporting processes and systems of internal accounting and financial controls, the compliance with legal and regulatory requirements, the independence and performance of internal and external auditors, and the effectiveness and efficiency of operations. The auditors for the Fund shall report directly to the Committee. Further, the Committee shall be responsible for maintaining free and open communication among the directors, the independent auditors, the internal auditors, and the management of the Fund.

Responsibilities

In carrying out its responsibilities, the Committee should be flexible so that it can best react to changing conditions to provide the directors and shareholders with reasonable assurance that the Fund accounting and reporting practices are in accordance with all requirements and are of the highest quality.

The Committee shall have the authority to retain outside counsel or other consultants to advise the Committee as it deems appropriate to its duties. The Committee may request any officer or employee of the Fund or management company or the company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee. No member of the Committee shall receive any compensation from the Fund except for service as a member of the Fund's Board or a committee of the Board.

          The Committee shall meet not less than twice per year to review the Fund's financial statements and shall make regular reports to the Board addressing such matters as the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements and the performance of the independent and internal auditors. The chair of the Committee may call additional meetings as necessary.


The Committee shall:

1. Appoint, compensate, and conduct oversight of the work of the independent auditors.

2. Meet with the independent auditors to review the scope and approach of the proposed audit plan and the audit procedures to be performed.

3. Confirm and ensure the objectivity of the internal auditors and the independence of the independent auditors. Pre-approve all engagements and compensation to be paid to the auditor consistent with the Fund's Policy on Auditor Independence and discuss independence issues with the independent auditor on an annual basis. If so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     No engagement of the independent auditor should: (a) create a mutual or conflicting interest between the audit firm and the Fund (b) place the audit firm in the position of auditing its own work (c) result in the audit firm acting in a management role for the Fund, or (d) place the audit firm in a position of being an advocate for the Fund.

               Annually, the independent auditor shall report all relationships that may bear on independence between the auditor and the Fund with respect to any services provided by the auditor, its subsidiaries or affiliates.

4. Review the adequacy and effectiveness of the Fund's internal controls, with the independent auditors, the organization's internal auditors, and its financial and accounting personnel, and consider their recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Consider major changes to the Fund's auditing and accounting principles and practices as suggested by the independent auditors, internal auditor or management.

5. Request that management inform the Committee of all new or changed accounting principles and disclosure practices on a timely basis. Inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of the changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

6. Review legal and regulatory matters that may have a material effect on the financial statements, the Fund's compliance policies and ethical business practices programs, and any material related to regulatory examinations or reports received from regulators or government agencies.

7. Inquire of management, the internal auditors, and the independent auditors regarding significant risks or exposures, and assess the steps management has taken to minimize such risks and exposures to the organization.

8. Review the results of the Fund's monitoring of compliance with its Code of Ethics.

9. Review the Fund's policies and procedures with respect to officers' and directors' expense accounts and perquisites, including their use of the organization's assets, and consider the results of the internal or independent auditors' reviews of those areas. (Expenses of individuals serving in the role of a Fund officer are not charged to the Fund and there are no related perquisites. Fees and reimbursable expenses of the independent directors are the only expenses of Fund directors charged to the Fund).

10. Review the Fund's internal audit function, including its audit plans, staffing, explanations for any deviations from plans, and the coordination of such plans with those of the independent auditors.

11. Review the significant issues reported to management prepared by the internal auditor and management's responses. Receive a summary of findings from completed internal audits. Review with the internal auditors any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

12. Meet with the independent auditors, at the conclusion of the audit, to review the results of the audit, including any comments or recommendations of the independent auditors. In addition, review with the independent auditors any major issues regarding accounting and auditing principles, practices and judgments as well as the adequacy of internal controls that could significantly affect the financial statements. Further, report the results of the annual audit to the Board of Directors.

13. Review the financial statements contained in the annual report to shareholders with management and the independent auditors. Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, inquire of the independent auditors regarding their reasoning in accepting or questioning management's significant estimates.

14. Inquire of the independent auditors regarding their judgments about whether management's accounting principles and estimates are conservative, moderate, or extreme from the perspective of income, asset, and liability recognition, and whether those principles are common practices or minority practices. Also, discuss with the independent auditors how the Fund's choices of accounting principles and disclosure practices may affect shareholders' and the public's views and attitudes about the organization.

15. Discuss with the independent auditors other matters, if any, required to be discussed by Statements on Auditing Standards relating to the conduct of the audit such as audit adjustments, fraud and illegal acts, auditor retention issues, consultation with other auditors, disagreements with management and resolve any such disagreements, access to information, other difficulties encountered during the audit, etc.

16. Meet separately with the independent auditors and internal auditors without management. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Fund's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the audit.

17. Establish and maintain procedures for the handling of complaints received regarding accounting, internal controls, and auditing.

18. Submit the minutes of all the Committee's meetings to, or discuss the matters considered at each Committee meeting with, the Board of Directors. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

19. Select, review and nominate for consideration by the Board candidates for directors who are not interested persons as defined in the Investment Company Act of 1940.


(adopted by the Board of Directors on September 13, 2004)

                                                                     Appendix C

                     FORM OF SUB-ADVISORY AGREEMENT WITH CCI

                         PRINCIPAL INVESTORS FUND, INC.
                             SUB-ADVISORY AGREEMENT
                  COLUMBUS CIRCLE INVESTORS SUB-ADVISED SERIES

     AGREEMENT executed as of January ____, 2005, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and COLUMBUS CIRCLE INVESTORS ("CCI") (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

     WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Sub-Advisor to furnish it with portfolio selection and related research and statistical services in connection with the investment advisory services for each Series of the Fund identified in Appendix A hereto (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and


     WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission; and

     (c) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

     1.   Appointment of Sub-Advisor

          In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of each Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2.   Obligations of and Services to be Provided by the Sub-Advisor
          -------------------------------------------------------------

          The Sub-Advisor will:

          (a) Provide investment advisory services, including but not limited to research, advice and supervision for each Series.

          (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for each Series consistent with each Series investment objective and policies.

          (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

          (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of each Series.

          (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

          (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of each Series are being observed.

          (g) Upon request, provide assistance and recommendations for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund's Board of Directors.

          (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and
               (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of each Series.

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for each Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for each Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund's Board of Directors providing such information as the number of aggregated trades to which each Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for each Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to each Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

          (j) Maintain all accounts, books and records with respect to each Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for each Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for a Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to a Series.

          (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

          (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by a Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice to review the investments of a Series.

          (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

          (n) Perform quarterly and annual tax compliance tests to monitor each Series' compliance with Subchapter M of the Code. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that a Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that a Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

          (o) Provide a copy of the Sub-Advisor's Form ADV and any amendments thereto contemporaneously with the filing of such documents with the Securities and Exchange Commission or other regulatory agency.

          (p) Vote proxies received on behalf of the Series in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Series to file Form N-PX as required by SEC rule.

          (q) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

     3.   Prohibited Conduct

          In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

     4.   Compensation

          As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to each Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     5.   Liability of Sub-Advisor

          Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

     6.   Supplemental Arrangements

          The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.   Regulation

          The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     8.   Duration and Termination of This Agreement

          This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

          If the shareholders of a Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

          This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9.   Amendment of this Agreement

          No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     10.  General Provisions

          (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be Columbus Circle Investors, Metro Center, One Station Place, Stamford CT 06902.

          (c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

               (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

               (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

          (d) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

          (e) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                   PRINCIPAL MANAGEMENT CORPORATION


                                   By _________________________________________
                                      A. S. Filean, Senior Vice President



                                   COLUMBUS CIRCLE INVESTORS


                                   By _________________________________________
                                      Frank A. Cuttita, Managing Director and
                                      Chief Administrative Officer

APPENDIX A


CCI shall serve as investment sub-advisor for each Series identified below. The Manager will pay CCI, as full compensation for all services provided under this Agreement, a fee, computed and paid monthly, at an annual rate as shown below of the Series' net assets as of the first day of each month allocated to CCI's management.

In calculating the fee for a series included in the table, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which CCI provides investment advisory services and which have the same investment mandate (e.g. LargeCap Growth) as the series for which the fee is calculated, will be combined with the assets of the series to arrive at net assets.

If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.


-------------------------------------------------------------------------------
Compensation Table
-------------------------------------------------------------------------------
---------------------------- --------------------------------------------------

                     Net Asset Value of Fund

                        First          Next                Next            Next            Next            Next           Over
Fund                     $50 million    $50 million    $100 million    $200 million    $350 million    $750 million   $1.5 billion
----                     -----------    -----------    ------------    ------------    ------------    ------------   ------------
LargeCap Growth Fund        0.27%          0.25%          0.22%           0.18%           0.13%           0.09%           0.06%
----------------------- -------------- -------------- --------------- --------------- --------------- --------------- ------------

----------------------------------------------------------------------------------------------------------------------------------

                     Net Asset Value of Fund

                        First          Next                Next            Next            Next            Next           Over
Fund                     $25 million    $75 million    $100 million    $300 million    $500 million    $500 million   $1.5 billion
                         -----------    -----------    ------------    ------------    ------------    ------------   ------------
MidCap Growth Fund          0.40%          0.32%          0.27%           0.23%           0.18%           0.13%           0.08%
----------------------- -------------- -------------- --------------- --------------- --------------- --------------- ------------

                                                                     Appendix D

                    FORM OF SUB-ADVISORY AGREEMENT WITH BHMS

                         PRINCIPAL INVESTORS FUND, INC.
                             SUB-ADVISORY AGREEMENT
          BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. SUB-ADVISED SERIES

     AGREEMENT executed as of _______________, 2005, by and between PRINCIPAL MANAGEMENT CORPORATION (hereinafter called "the Manager"), and BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. (hereinafter called "the Sub-Advisor").

                              W I T N E S S E T H:

     WHEREAS, the Manager is the manager and investment adviser to each Series of Principal Investors Fund, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services with respect to assets allocated by the Manager for management by the Sub-Advisor (the "Managed Assets") for a portion of the portfolio for the MidCap Value series of the Fund (hereinafter called "Series"), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

     WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

     (a)  Management Agreement (the "Management Agreement") with the Fund;

     (b) The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;

     (c)  The Fund's Articles of Incorporation and By-laws;

     (d) Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services to be provided by the Sub-Advisor.

     NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

     1.   Appointment of Sub-Advisor

          In accordance with and subject to the Management Agreement, the Manager hereby appoints the Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the Managed Assets and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The
          Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the Fund or the Manager.

     2.   Obligations of and Services to be Provided by the Sub-Advisor
          -------------------------------------------------------------

          The Sub-Advisor will:

          (a) Provide investment advisory services, including but not limited to research, advice and supervision for the Managed Assets.

          (b) Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as conditions require, a recommended investment program for the Series consistent with the Series investment objective and policies.

          (c) Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's registration statement, Articles of Incorporation and Bylaws and the requirements of the 1940 Act, as each of the same shall be from time to time in effect.

          (d) Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

          (e) Maintain, in connection with the Sub-Advisor's investment advisory services obligations provided to the Series, compliance with the 1940 Act and the regulations adopted by the Securities and Exchange Commission thereunder and the Series' investment strategies and restrictions as stated in the Fund's prospectus and statement of additional information.

          (f) Report to the Board of Directors of the Fund at such times and in such detail as the Board of Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

          (g) Upon request from the Manager, provide consultation for the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value.

          (h) Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and
               (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment advisory affairs of the Series.

          (i) Open accounts with broker-dealers and futures commission merchants ("broker-dealers"), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Advisor. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Sub-Advisor will provide such information regarding such allocations as may be reasonably requested by the Manager, the Fund or the Fund's Board of Directors. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series.

          (j) Maintain all accounts, books and records with respect to the Managed Assets as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940 (the "Investment Advisers Act"), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Series and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records that it maintains for the Series upon request by the Fund or the Manager. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services the Sub-Advisor provides to the Series.

          (k) Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor's Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor's current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor's Code of Ethics along with certification that the Sub-Advisor has implemented procedures for administering the Sub-Advisor's Code of Ethics.

          (l) From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund's Board of Directors at the Fund's principal place of business on due notice at reasonable times to review the investments of the Series.

          (m) Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the 1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act"), and any state securities laws, and any rule or regulation thereunder.

          (n) Vote proxies received on behalf of the Account in a manner consistent with Sub-Advisor's proxy voting policies and procedures and provide a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Account to file Form N-PX as required by SEC rule.

          (o) Respond to tender offers, rights offerings and other voluntary corporate action requests affecting securities held by the Fund and complete and file notices of claims in connection with class action lawsuits concerning securities owned by the Fund.

     3.   Prohibited Conduct

          In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to the Fund or an investment company registered under the 1940 Act that is under common control with the Fund regarding transactions for the Fund in securities or other assets allocated to the Sub-Advisor pursuant to this Agreement.

     4.   Compensation

          As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Series, the Manager shall pay the compensation specified in Appendix A to this Agreement.

     5.   Liability of Sub-Advisor

          Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor's investment discretion in connection with selecting investments for a Series or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement, except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents, or affiliates.

     6.   Supplemental Arrangements

          The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub- Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of Directors of the Fund.

     7.   Regulation

          The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

     8.   Duration and Termination of This Agreement

          This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the Fund cast in person at a meeting called for the purpose of voting on such approval.

          If the shareholders of the Series fail to approve the Agreement or any continuance of the Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the Series during such period is in compliance with Rule 15a-4 under the 1940 Act.

          This Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 8, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "voting security") shall be applied.

     9.   Amendment of this Agreement

          No material amendment of this Agreement shall be effective until approved, if required by the 1940 Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval.

     10.  General Provisions

          (a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200, and the address of the Sub-Advisor shall be Barrow, Hanley, Mewhinney & Strauss, Inc., One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204.

          (c) Custody, Delivery and Receipt of Securities. The Manager shall designate one or more custodians to hold the Managed Assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of the Series including the Managed Assets, and the Sub-Advisor shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of the Series including the Managed Assets. In the event that any cash or securities of a Fund are delivered to the Sub-Advisor, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Series.

               Unless  otherwise   required  by  local  custom,  all  securities
               transactions for the Managed Assets will be consummated by payment to or delivery by a Fund of cash or securities due to or from the Managed Assets.

               Repurchase agreements, including tri-party repurchase agreements and other trading agreements, may be entered into by a Fund acting through designated officers or agents; custodians under tri-party repurchase agreements will act as sub-custodians of the Fund.

          (d) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

               (1) the Sub-Advisor fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement.

               (2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Series.

          (e) The Manager shall provide (or cause the Series custodian to provide) timely information to the Sub-Advisor regarding such matters as the composition of the assets of a Series, cash requirements and cash available for investment in a Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

          (f) The Manager shall perform quarterly and annual tax compliance tests to ensure that the Series is in compliance with Subchapter M of the Internal Revenue Code ("IRC") and Section 817(h) of the IRC. In connection with such compliance tests, the Manager shall prepare and provide reports to the Sub-Advisor within 10 business days of a calendar quarter end relating to the diversification of the Series under Subchapter M and Section 817(h). The Sub-Advisor shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the Manager, will take prompt action to bring the Series back into compliance within the time permitted under the IRC, provided that any such non-compliance was caused by Sub-Advisor in respect of the Managed Assets.

          (g) This Agreement contains the entire understanding and agreement of the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

                                    PRINCIPAL MANAGEMENT CORPORATION


                                    By ________________________________________
                                       Ernest H. Gillum, Vice President and
                                       Chief Compliance Officer



                                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.


                                    By ________________________________________

                                   APPENDIX A

The Sub-Advisor shall serve as investment sub-advisor for the Fund. The Manager will pay the Sub-Advisor, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as follows (the "Sub-Advisor Percentage Fee"):

                               MidCap Value Fund

         Average Daily Net Assets       Fee as a Percentage of Average
                                                Daily Net Assets

             First $10 million                       0.80%
             Next $15 million                        0.60%
             Next $25 million                        0.50%
             Next $50 million                        0.40%
             Over $100 million                       0.35%


     In calculating the fee for the MidCap Value Fund of Principal Investors Fund, Inc., assets of any unregistered separate account of Principal Life
Insurance Company and any investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the MidCap Value Fund, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in the MidCap Value Fund shall be determined by calculating a fee on the value of the Aggregated Assets and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the MidCap Value Fund and the denominator of which is the amount of the Aggregated Assets.

     The Sub-Advisor Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Advisor. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Fund as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                                                     Appendix E

                       FORM OF SUB-SUB-ADVISORY AGREEMENT

     AGREEMENT made this ____ day of _________________, 2005, by and between __________________________ (hereinafter called the "Sub-Adviser") and Principal Global Investors, LLC (hereinafter called the "Adviser").

     WHEREAS, the Adviser has entered into a Subadvisory Agreement ("Sub-Advisory Agreement") with Principal Management Corporation, ("Client") relating to __________________________ (the "Fund"), pursuant to which the Adviser acts as investment adviser to the portfolio listed on Exhibit A (individually a "Portfolio" and collectively the "Portfolios").

     NOW, THEREFORE, in consideration of the premises and the mutual promises set forth, the Adviser and the Sub-Adviser agree as follows:

     1. (a) The Sub-Adviser shall, subject to the supervision of the Adviser, direct the investments of all or such portion of the Portfolio's assets as the Adviser shall designate in accordance with the investment objectives, policies and limitations as provided in the Portfolio's prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser or Sub-Adviser. The Sub-Adviser shall also furnish for the use of the Portfolios office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities. The Sub-Adviser is authorized, in its discretion and without prior consultation with the Portfolio or the Adviser, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Directors.

          (b) The Sub-Adviser shall also furnish such reports, evaluations, information or analyses to the Fund and the Adviser as the Fund's Board of Directors or the Adviser may request from time to time or as the Sub-Adviser may deem to be desirable. The Sub-Adviser shall make recommendations to the Fund's Board of Directors with respect to Portfolio policies, and shall carry out such policies as are adopted by the Directors. The Sub-Adviser shall, subject to review by the Board of Directors, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement and which are not otherwise furnished by the Adviser.

          (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's accounts with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Sub-Adviser, Adviser or their affiliates exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to accounts over which they exercise investment discretion.

     2. As compensation for the services to be furnished by the Sub-Adviser hereunder, the Adviser agrees to pay the Sub-Adviser a fee equal to ____________ in respect of that portion of the Portfolio's assets managed by the Sub-Adviser. Such fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.

     3. It is understood that the Portfolio will pay all its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Sub-Advisory Agreement.

     4. The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund.

     5. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the Client, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6 for Portfolio, this Agreement shall continue in force for one year, and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio.

          (b) This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretive release of, the Commission.

          (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Directors of the Fund who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Directors, or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically upon the termination of the Sub-Advisory Agreement. This Agreement shall terminate automatically in the event of its assignment.

     7. The Sub-Adviser agrees that any obligations of the Fund or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Directors or any individual Director.

     The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in their behalf by their respective officers, duly authorized, all as of the date written above.


                                              PRINCIPAL GLOBAL INVESTORS, LLC


                                              By:_______________________________



                                              [NAME OF SUB-SUB-ADVISOR]


                                              By: ______________________________

                                                                     Appendix F

           ADDITIONAL INFORMATION ABOUT THE MANAGER, PRINCIPAL GLOBAL
               AND THE PROPOSED SUB-ADVISORS AND SUB-SUB-ADVISORS

     This Appendix contains additional information about the Manager, Principal Global and the proposed new sub-advisors or sub-sub-advisors for the Funds, and should be read in conjunction with the Proposals, listed below:

                                              New Sub-Advisor/
Fund                                          Sub-Sub-Advisor         Proposal

LargeCap Growth Fund                                  CCI                2A
MidCap Growth Fund                                    CCI                2A
MidCap Value Fund                                    BHMS                2B
Bond & Mortgage Securities Fund                Spectrum and Post      2C and 2D
High Quality Intermediate-Term Bond Fund           Spectrum              2E
Capital Preservation Fund                            Post                2F


Information About the Manager

     The Manager serves as the manager of each of the Funds pursuant to a Management Agreement between the Manager and PIF with respect to the Fund.

     The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life. At December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The address of the Manager and each of its parents is the Principal Financial Group, Des Moines, Iowa, 50392-0200.

     Under the Management Agreement, the Manager handles the business affairs of each of the Funds and in that connection provides clerical, recordkeeping, and bookkeeping services and keeps the required financial and accounting records. In addition, the Manager performs the portfolio management function directly or arranges for it to be performed by a sub-advisor.

     Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Fund with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of PIF with respect to each of the Funds.

     The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Funds for sale in states and other jurisdictions, for each of the Funds pursuant to additional agreements with the Funds. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Preferred, Select and Preferred classes at no charge.

     The following table lists the principal executive officers and directors of the Manager, their positions with PIF, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-0200.

Name and Position
with the Manager             Position with PIF            Principal Occupation
John E. Aschenbrenner        Director                     Director, the Manager and Princor;
Director                                                  President, Insurance and Financial
                                                          Services, Principal Financial Group,
                             Inc.

Craig L. Bassett             Treasurer                    Vice President and Treasurer, Principal
Treasurer                                                 Financial Group, Inc.

Michael J. Beer              Executive Vice President     Executive Vice President and Chief
Executive Vice President     and Principal Accounting     Operating Officer, the Manager and
                             Officer                      Princor

David J. Brown               Chief Compliance Officer     Vice President, Product & Distribution
Senior Vice President                                     Compliance, Principal Financial Group,
                                                          Inc; Senior Vice President, the Manager
                                                          and Princor

Jill R. Brown                Vice President and Chief     Vice President and Chief Financial
Vice President and Chief     Financial Officer            Officer, the Manager and Princor
Financial Officer

Ralph C. Eucher              Director, Chief Executive    Director, President and Chief Executive
Director, President and      Officer and President        Officer, the Manager and Princor;
Chief Executive Officer                                   Senior Vice President, Principal
                                                          Financial Group, Inc.

Arthur S. Filean             Senior Vice President and    Senior Vice President, the Manager and
Senior Vice President        Secretary                    Princor

Ernest H. Gillum             Vice President and           Vice President and Chief Compliance
Vice President and           Assistant Secretary          Officer, the Manager
Chief Compliance Officer

David Miles                  Senior Vice President        Senior Vice President, the Manager and
Senior Vice President -                                   Princor; and Second Vice President,
  Product Development                                     Principal Financial Group, Inc.

Layne H. Rasmussen           Controller                   Vice President and Controller - Mutual Funds,
Vice Presidnet and                                        the Manager
Controller - Mutual Funds

Michael D. Roughton          Counsel                      Vice President and Senior Securities
Senior Vice President                                     Counsel, Principal Financial Group,
and Counsel                                               Inc.; Senior Vice President and Counsel,
                                                          the Manager and Princor;and Counsel,
                                                          Principal Global

James F. Sager               None                         Vice President, the Manager and Princor
Vice President

Jean B. Schustek             Assistant Vice President     Assistant Vice President, the Manager
Assistant Vice President -   and Assistant Secretary      and Princor
Registered Products

Karen Shaff                  None                         Executive Vice President and General
Director                                                  Counsel, Principal Financial Group, Inc.

Larry D. Zimpleman           Director and Chairman of     Chairman and Director, the Manager and
Director and Chairman        the Board                    Princor; President, Retirement and
 of the Board                                             Investor Services, Principal Financial
                                                          Group, Inc.


Information About Principal Global

     As permitted by the Management Agreement, the Manager has delegated the day-to-day management of each of the Funds except the LargeCap Growth and MidCap Growth Funds to Principal Global pursuant to sub-advisory agreements between the Manager and Principal Global with respect to each Fund. Principal Global is a wholly-owned subsidiary of Principal Life and an affiliate of the Manager. Principal Global manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. At December 31, 2004, Principal Global had assets under management of approximately $128 billion. The address of Principal Global an each of its parents is the Principal Financial Group, Des Moines, Iowa, 50392-0200.

     The following table lists the principal executive officers and directors of Principal Global, their positions with PIF, if any, and their principal occupations. The address of each such person is the Principal Financial Group, Des Moines, Iowa 50392-0200.

Name and Position with
Principal Global                   Position with PIF       Principal Occupation

J. Barry Griswell                     None                         Chairman, President and Chief Executive
Chairman                                                           Officer, Principal Financial Group, Inc.

David M. Blake                        None                         Director and Executive Director,
Director and Executive Director                                    Principal Global

Jerald L. Bogart                      None                         Director and Executive Director,
Director and Executive Director                                    Principal Global

Timothy M. Dunbar                     None                         Director and Executive Director,
Director and Executive Director                                    Principal Global

Patrick G. Halter                     None                         Director and Executive Director,
Director and Executive Director                                    Principal Global

Richard W. Hibbs                      None                         Executive Director, Principal Global
Executive Director

James P. McCaughan                    None                         Director and Chief Executive Officer,
Director and Chief Executive Officer                               Principal Global

Michael A. Migro                      None                         Director, Chief Operating Officer and
Director, Chief Operating Officer                                  Chief Compliance Officer, Principal
and Chief Compliance Officer                                       Global

Randall C. Mundt                      None                         Director and Executive Director,
Director and Executive Director                                    Principal Global

Karen E. Schaff                       None                         Executive Vice President and General
Director, Executive Vice President                                 Counsel, Principal Financial Group, Inc.
and General Counsel

Larry D. Zimpleman                    Director, Chairman of the    Chairman and Director, the Manager and
Director                              Board, Member of Executive   Princor; President, Retirement and
                                      Committee                    Investor Services, Principal Financial
                                                                   Group, Inc.


Prior  Approval  of  Management  Agreement  and  Principal  Global  Sub-Advisory
Agreement

     The Board of Directors, including a majority of the Independent Directors, most recently approved the Management Agreement for each of the Funds, and the Sub-Advisory Agreement with Principal Global for the each of the MidCap Value, Bond & Mortgage Securities, High Quality Intermediate-Term Bond and Capital Preservation Funds, on September 13, 2004 in connection with the annual renewals thereof. The Management Agreement was last approved by shareholders of the Funds on November 2, 1999.

Payments to the Manager and its Affiliates

     The Manager

     Management Agreement. During the fiscal year ended October 31, 2004, the Manager served as the investment manager to each of the 50 PIF Funds then in existence. As compensation for its services, the Manager received fees from the PIF Funds computed separately for each Fund. For the fiscal year ended October 31, 2004, the PIF Funds paid the Manager aggregate management fees of $51,080,168. The amount of the management fee paid to the Manager by each of the Funds for such year, and the percentage of the annual net assets of the Fund represented by such amount, are set forth under the Proposal relating to the sub-advisory or sub-sub-advisory agreement for the Fund.

     Service Agreement. Pursuant to a Service Agreement with PIF, the Manager provides certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of the following shares classes of the PIF
Funds: (Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select. These personal services include: (i) responding to plan sponsor and plan member inquiries; (ii) providing information regarding plan sponsor and plan member investments; and (iii) providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830.

     As compensation for these services under the Service Agreement, each of the PIF Funds pays the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets attributable to the Advisors Signature Class; 0.17% of the average daily net assets attributable to the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. For the fiscal year ended October 31, 2004, the PIF Funds paid the Manager aggregate service fees of $1,876,522. The amount of such fees paid by each of the Funds is set forth below:

Fund                                              Service Fees

LargeCap Growth                                      $4,475
MidCap Growth                                        $1.780
MidCap Value                                         $2,839
Bond & Mortgage Securities                          $155,551
High Quality Intermediate-Term Bond                  $67,644
Capital Preservation Fund                            $42,948

     Administrative Services Agreement. Pursuant to an Administrative Service Agreement with PIF, the Manager provides services to beneficial owners of the following shares classes of the PIF Funds: Advisors Preferred, Advisors Select, Advisors Signature, Preferred and Select. Such services include: (i) receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders; (ii) providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members; (iii) processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations; (iv) acting as shareholder of record and nominee for plans; (v) maintaining account records for shareholders and/or other beneficial owners; (vi) providing notification  to plan  shareholders  of  transactions  affecting their accounts;
(vii) forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners; (viii) distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
(ix) other similar administrative services.

     As compensation for these services under the Administrative Services Agreement, each of the PIF Funds pays the Manager service fees equal to: 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets attributable to the Advisors Signature Class; 0.15% of the average daily net assets attributable to the Advisors Preferred Class; 0.13% of the average daily net assets attributable to the Select Class; and 0.11% of the average daily net assets attributable to the Preferred Class. For the fiscal year ended October 31, 2004, the PIF Funds paid the Manager aggregate service fees of $1,509,556. The amount of such fees paid by each of the Funds is set forth below:

Fund                                              Service Fees

LargeCap Growth                                      $3,467
MidCap Growth                                        $1,429
MidCap Value                                         $2,444
Bond & Mortgage Securities                          $123,807
High Quality Intermediate-Term Bond                  $57,150
Capital Preservation Fund                            $36,018

     Princor. Princor, an indirect wholly-owned subsidiary of Principal Life, is the principal underwriter for shares of the PIF Funds. For the fiscal year ended October 31, 2004, the PIF Funds paid aggregate Rule 12b-1 distribution fees to Princor of $9,184,464. The amounts of such fees paid by each of the Funds with respect to each of its share classes that are subject to Rule 12b-1 fees (other than Advisors Signature Shares which were first issued on November 2, 2004) are set forth below:

                                                        Share class
                                        Advisors  Advisors
                                        Select    Preferred    Select  Class J

LargeCap Growth                            $156     $1,650       $45     $73,989
MidCap Growth                            $1,949        $87       $33     $66,180
MidCap Value                               $337     $3,291       $42    $317,371
Bond & Mortgage Securities              $64,864    $56,802     1,881    $671,620
High Quality Intermediate-Term Bond      $4,079    $72,188       $11     $99,006
Capital Preservation                    $20,237    $30,143    $1,179    $222,730

     During the fiscal year ended October 31, 2004, Princor also received aggregate underwriting fees from the sale of shares of the PIF Funds of $1,119,858. The amounts of such fees as allocated among each of the Funds are set forth below:

Fund                                            Underwriting Fees

LargeCap Growth                                      $ 8,420
MidCap Growth                                        $ 6,902
MidCap Value                                         $39,869
Bond & Mortgage Securities                           $99,544
High Quality Intermediate-Term Bond                  $13,111
Capital Preservation                                 $39,971

     Principal Global. During the fiscal year ended October 31, 2004, Principal Global served as the sub-advisor to numerous PIF Funds in addition to each of the Funds. As compensation for its services, Principal Global received sub-advisory fees from the Manager computed separately for each such Fund. For the fiscal year ended October 31, 2004, the Manager paid Principal Global aggregate sub-advisory fees of $5,056,723 for all the PIF Funds for which it served as sub-advisor. The amount of the sub-advisory fees paid to Principal Global for each Fund for such year, and the percentage of the annual net assets of the Fund represented by such amount, are set forth under the Proposal relating to the sub-advisory or sub-sub-advisory agreement for the Fund.

     Spectrum. During the fiscal year ended October 31, 2004, Spectrum, one of the proposed sub-sub-advisors for the Bond & Mortgage Securities Fund and the proposed sub-sub-advisor for the High Quality Intermediate-Term Bond Fund, served as the sub-advisor to another PIF Fund, the Preferred Securities Fund. As compensation for its services during such period, Spectrum received sub-advisory fees from the Manager of $383,753.

Other   Investment   Companies   Advised  by  the   Proposed   Sub-Advisors   or
Sub-Sub-Advisors

     The following tables sets forth, to the extent applicable to a proposed sub-advisor or sub-sub-advisor and with respect to the Fund sub-advised, the names of the other registered investment companies, if any (and excluding other funds which are managed by the Manager), for which it served as investment sub-advisor or sub-sub-advisor during all or part of each such investment company's last fiscal year and which have an investment objective similar to that of the Fund, the net assets of the investment company as of its last fiscal year end and the annual rate of the sub-advisor's or sub-sub-advisor's compensation for its advisory services. None of the sub-advisors or sub-sub-advisors has waived, reduced or otherwise agreed to reduce its compensation under any applicable contract, except as indicated below.

       CCI  --  LargeCap Growth Fund

                                                                 Net Assets              Annual Rate
Name of Investment Company                                   (last fiscal year-end)      of Compensation
--------------------------                                   ------------------        ---------------
Strategic Partners -- Large Capitalization Growth Fund          $52.8 million               0.30%

Target Portfolio Trust -- Large Capitalization  Growth         $180.2 million               0.30%
Portfolio



      CCI  -  MidCap Growth Fund
                                                                 Net Assets              Annual Rate
Name of Investment Company                                   (last fiscal year-end)    of Compensation
--------------------------                                   ---------------------     ---------------
Diversified Investors Portfolios - Mid Cap Growth              $210.2 million               0.40%
Portfolio


       BHMS  --  MidCap Value Fund
                                            Net Assets             Annual Rate
Name of Investment Company                  (last fiscal year-end) of Compensation
--------------------------                  ---------------------- ---------------

Vanguard Selected Value Fund                $2.3 billion          0.40% of the first $100 million; 0.35%
                                                                  of the next $200 million; 0.25% of the
                                                                  next $300 million; 0.20% of the next
                                                                  $400 million; and 0.15% of the excess
                                                                  over $300 million*

AAdvantage MidCap Value Fund                $12.5 million         0.45% of the first $100 million; 0.40%
                                                                  of the next $200 million; and 0.30% of
                                                                  the excess over $300 million
--------------
*The advisory fee pursuant to this schedule is subject to adjustment based on the cumulative investment performance of the Fund over a 36-month period relative to that of the Russell MidCap Value Index.

Affiliated Brokers

     During the fiscal year ended October 31, 2004, each of the brokers listed below may be deemed to have been an affiliated broker of the Funds because it, or an affiliate, served as a sub-advisor to one or more of the Funds in the Fund Complex.

          --Goldman Sachs & Co. is an affiliate of Goldman Sachs Asset Management which acts as a sub-advisor for the Partners LargeCap Blend Fund I and Partners MidCap Growth Fund I.

          --J.P.Morgan Securities is an affiliate of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for the Partners SmallCap Value I, Partners Global Equity and an account of Principal Variable Contracts Fund, Inc. J.P.Morgan Securities is also an affiliate of American Century Investment Management, Inc. which acts as Sub-Advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II and an Account of the Principal Variable Contracts Fund, Inc.

          --Lehman Brothers, Inc. is an affiliates of Neuberger Berman LLC which acts as acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.

          --Morgan Stanley DW Inc. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.

          --Sanford C. Bernstein & Co., LLC is an affiliate of AllianceBernstein Investment Research and Management which sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.

          --UBS Securities LLC is an affiliate of UBS Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap
     Value I, Principal Partners SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.

     Brokerage commissions paid by the Funds to these affiliated brokers during the fiscal year ended October 31, 2004 were as follows:

                 Commissions Paid to Goldman Sachs & Co.
                          Total Dollar Amount                As Percentage of
Fund                         of Commissions                 Total Commissions
----                         --------------                 -----------------
LargeCap Growth                  $7,615                           3.92%
MidCap Growth                   $13,668                           6.54%
MidCap Value                    $17,492                           3.83%


                   Commissions Paid to J.P. Morgan Securities
                           Total Dollar Amount                As Percentage of
Fund                          of Commissions                 Total Commissions
----                          --------------                 -----------------
LargeCap Growth                   $1,788                           0.92%
MidCap Growth                     $2,584                           1.24%
MidCap Value                      $6.036                           1.32%


                       Commissions Paid to Lehman Brothers
                           Total Dollar Amount               As Percentage of
Fund                          of Commissions                Total Commissions
----                          --------------                -----------------
LargeCap Growth                   $7,636                          3.93%
MidCap Growth                    $15,283                          7.31%
MidCap Value                     $22,858                          5.01%


                   Commissions Paid to Morgan Stanley DW, Inc.
                            Total Dollar Amount              As Percentage of
Fund                           of Commissions               Total Commissions
----                           --------------               -----------------
LargeCap Growth                    $2,628                         1.35%
MidCap Growth                      $4,991                         2.39%
MidCap Value                      $19,405                         4.25%


               Commissions Paid to Sanford C. Bernstein & Co., LLC
                            Total Dollar Amount              As Percentage of
Fund                           of Commissions               Total Commissions
----                           --------------               -----------------
LargeCap Growth                   $16,900                         8.70%
MidCap Growth                      $8,455                         4.04%
MidCap Value                       $5,605                         1.23%


                     Commissions Paid to UBS Securities LLC
                             Total Dollar Amount             As Percentage of
Fund                            of Commissions              Total Commissions
----                            --------------              -----------------
LargeCap Growth                     $4,136                        2.13%
MidCap Growth                      $14,723                        7.04%
MidCap Value                       $52,745                        11.56%

                                                                     Appendix G

                    STATED INVESTMENT OBJECTIVES OF THE FUNDS

         The stated investment objective of each of the Funds is set forth in the following table:

Fund                                            Investment Objective
Bond and Mortgage Securities Fund                To seek to provide
                                                 current income

Capital Preservation Fund To seek a high level of current income while seeking to maintain a stable value per share

Disciplined LargeCap Blend Fund                  To seek long-term growth of
                                                 capital

Diversified International Fund                   To seek long-term growth of
                                                 capital

Government Securities Fund                       To seek to provide current
                                                 income

High Quality Intermediate Long-Term Bond Fund    To seek to provide current
                                                 income

High Quality Long-Term Bond Fund                 To seek to provide current
                                                 income

High Quality Short-Term Bond Fund                To seek to provide current
                                                 income

High Yield Fund                                  To seek high current income

Inflation Protection Fund                        To seek to provide current
                                                 income and real (after-
                                                 inflation) total returns

International Emerging Markets Fund              To seek long-term growth of
                                                 capital

International Growth Fund                        To seek long-term growth of
                                                 capital

LargeCap Growth Fund                             To seek long-term growth of
                                                 capital

LargeCap S&P 500 Index Fund                      To seek long-term growth of
                                                 capital

LargeCap Value Fund                              To seek long-term growth of
                                                 capital

MidCap Blend Fund                                To seek long-term growth of
                                                 capital

MidCap Growth Fund                               To seek long-term growth of
                                                 capital

MidCap S&P 400 Index Fund                        To seek long-term growth of
                                                 capital

MidCap Value Fund                                To seek long-term growth of
                                                 capital

Money Market Fund To seek as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity

Partners Global Equity Fund                      To seek long-term growth of
                                                 capital

Partners International Fund                      To seek long-term growth of
                                                 capital

Partners Large Cap Blend Fund                    To seek long-term growth of
                                                 capital

Partners LargeCap Blend Fund I                   To seek long-term growth of
                                                 capital

Partners LargeCap Growth Fund                    To seek to achieve long-term
                                                 growth of capital

Partners LargeCap Growth Fund I                  To seek long-term growth of
                                                 capital

Partners LargeCap Growth Fund II                 To seek long-term growth of
                                                 capital

Partners LargeCap Value Fund                     To seek long-term growth of
                                                 capital

Partners LargeCap Value Fund I                   To seek long-term growth of
                                                 capital

Partners LargeCap Value Fund II                  To seek long-term growth of
                                                 capital

Partners MidCap Growth Fund                      To seek long-term growth of
                                                 capital

Partners MidCap Growth Fund I                    To seek long-term growth of
                                                 capital

Partners MidCap Growth Fund II                   To seek long-term growth of
                                                 capital

Partners MidCap Value Fund                       To seek long-term growth of
                                                 capital

Partners MidCap Value Fund I                     To seek long-term growth of
                                                 capital

Partners SmallCap Blend Fund                     To seek long-term growth of
                                                 capital

Partners SmallCap Growth Fund I                  To seek long-term growth of
                                                 capital

Partners SmallCap Growth Fund II                 To seek long-term growth of
                                                 capital

Partners SmallCap Growth Fund III                To seek long-term growth of
                                                 capital

Partners SmallCap Value Fund                     To seek long-term growth of
                                                 capital

Partners SmallCap Value Fund I                   To seek long-term growth of
                                                 capital

Partners SmallCap Value Fund II                  To seek long-term growth of
                                                 capital

Preferred Securities Fund                        To seek to provide current
                                                 income

Principal LifeTime Strategic Income Fund         To seek high current income

Principal LifeTime 2010 Fund                     To seek a total return
                                                 consisting of long-term
                                                 growth of capital and current
                                                 income

Principal LifeTime 2020 Fund                     To seek a total return
                                                 consisting of long-term
                                                 growth of capital and current
                                                 income

Principal LifeTime 2030 Fund                     To seek a total return
                                                 consisting of long-term
                                                 growth of capital and current
                                                 income

Principal LifeTime 2040 Fund                     To seek a total return
                                                 consisting of long-term
                                                 growth of capital and current
                                                 income

Principal LifeTime 2050 Fund                     To seek a total return
                                                 consisting of long-term
                                                 growth of capital and current
                                                 income

Real Estate Securities Find                      To seek to generate a total
                                                 return

SmallCap Blend Fund                              To seek long-term growth of
                                                 capital

SmallCap Growth Fund                             To seek long-term growth of
                                                 capital

SmallCap S&P 600 Index Fund                      To seek long-term growth of
                                                 capital

SmallCap Value Fund                              To seek long-term growth of
                                                 capital

                              [FORM OF PROXY CARD]

                         Principal Investors Fund, Inc.
                           Des Moines, Iowa 50392-0200

The accompanying Proxy Statement outlines important issues affecting your [NAME OF FUND]. Help us save time and postage by voting on the Internet. The Internet voting site is generally available 24 hours a day and will ensure that your vote is confirmed and posted immediately. DO NOT MAIL THE PROXY CARD IF YOU ARE VOTING BY INTERNET.

                             VOTING ON THE INTERNET

o        Read the Proxy Statement and have this card at hand.
o        Log onto https://vote.proxy-direct.com.
o        Enter you Control Number and follow the on-screen instructions.
o        Do not return this paper ballot.


                             VOTE YOUR PROXY TODAY!

                  SPECIAL MEETING OF SHAREHOLDERS MAY 26, 2005
                         PRINCIPAL INVESTORS FUND, INC.
                                 [NAME OF FUND]
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder appoints Arthur S. Filean, Ernest H. Gillum and Michael J. Beer, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held May 26, 2005 at 2:00 p.m., Central Daylight Time, and any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate box on the ballot, date the ballot and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement, both dated April 18, 2005. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Date________________, 2005



-------------------------------------
Signature of Shareholder(s) (if held jointly)

NOTE: PLEASE SIGN EXACTLY AS YOU NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

Please fill in boxes as shown using black or blue ink. PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors unanimously recommends that shareholders vote FOR the election of all nominees for Director and FOR all Proposals. Sign the proxy ballot and return it as soon as possible in the enclosed envelope.

PROPOSALS

1.   Election of the following  nine nominees as For All Withhold  Authority For
     All  Nominees  Directors  of  Principal  Investors  Fund,  Inc.:  Elizabeth
     Nominees for all Nominees except  individuals  Ballantine,  James D. Davis,
     Richard W.  Gilbert,  Mark A named  below:  Grimmett,  William C.  Kimball,
     Barbara A. Lukavsky,  John E.  Aschenbrenner,  Ralph C. Eucher, and Larry D.
     Zimpleman.                                                                           _____________

                                                                  [ ]               [ ]                   [ ]

                                                                  For             Against               Abstain
2.   Approval of a Sub-Advisory/Sub-Sub-Advisory Agreement:
     2A. With CCI for the LargeCap Growth Fund and               [ ]               [ ]                   [ ]
     MidCap Growth Fund.
     2B. With BHMS for the MidCap Value Fund.                    [ ]               [ ]                   [ ]
     2C. With Spectrum for the Bond & Mortgage                   [ ]               [ ]                   [ ]
     Securities Fund.
     2D. With Post the Bond & Mortgage Securities Fund.          [ ]               [ ]                   [ ]
     2E. With Spectrum for the High Quality                      [ ]               [ ]                   [ ]
         Intermediate-Term Bond Fund.
     2F. With Post for the Capital Preservation Fund.            [ ]               [ ]                   [ ]
3.  Approval of reclassifying investment objective of            [ ]               [ ]                   [ ]
    each Fund as "non-fundamental."
4.  Approval of Amendments to Articles of Incorporation to authorize the Board of
    Directors to:
    4A. Approve combinations of Funds.                           [ ]               [ ]                   [ ]
    4B. Liquidate assets attributable to a Fund or class         [ ]               [ ]                   [ ]
        of shares and terminate the Fund or class of shares.
    4C. Designate a class of shares of a Fund as a               [ ]               [ ]                   [ ]
        separate Fund.
5.  Approval of "manager-of-managers" arrangements.              [ ]               [ ]                   [ ]
6.  Approval of changes to fundamental investment                [ ]               [ ]                   [ ]
    restriction that deals with borrowing.